UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
____________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
TRULIEVE CANNABIS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRULIEVE CANNABIS CORP.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
OF TRULIEVE CANNABIS CORP.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD VIRTUALLY ON JUNE 12, 2024
(www.virtualshareholdermeeting.com/TCNNF2024)
This proxy statement is dated April 29, 2024, and is first being made available to shareholders on or about April 30, 2024.

Trulieve Cannabis Corp.
6749 Ben Bostic Road
Quincy, Florida 32351
Notice of Annual General and Special Meeting of Shareholders (the “Notice”)
The 2024 annual general and special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 12, 2024 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2024.
The following matters will be considered at the Meeting:
1.To set the number of directors of the Company at seven (7);
2.To elect seven directors for the forthcoming year from the nominees proposed by board of directors of the Company (the “Board”);
3.To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers;
4.To approve the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan;
5.To ratify the selection by the Audit Committee of the Board of WithumSmith+Brown, PC as auditors for the Company for the year ending December 31, 2024; and
6.To conduct any other business as may properly come before the Meeting or any adjournment(s) or postponements of the Meeting.
This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. On or about April 29, 2024, we expect to make available the proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2023, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis on the “Investors” section of the Company’s website at investors.trulieve.com, SEDAR+ at www.sedarplus.com and the SEC’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponements of the Meeting is April 25, 2024 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponements of the Meeting.
A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponements of the Meeting via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) or postponements of the Meeting.
To be effective, the enclosed Proxy Instrument must be returned to Broadridge (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 11, 2024 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.
Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 29, 2024
By Order of the Board of Directors

/s/ Eric Powers
Eric Powers
Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2024.
The Notice of Annual General and Special Meeting and Proxy Statement are available online at the “Investors” section of our website at investors.trulieve.com. The 2023 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2023, is also available online at the “Investors” section of our website at investors.trulieve.com.
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1-800-690-6903 OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

PROXY STATEMENT FOR THE 2024 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2024
This proxy statement contains information about the 2024 annual general and special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., to be held via live webcast on June 12, 2024 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2024. The board of directors of Trulieve Cannabis Corp. (the “board of directors” or the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Trulieve” or similar terms refers to Trulieve Cannabis Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, Florida 32351.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the last business day preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Corporate Secretary to that effect.
We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 available to shareholders on April 29, 2024.
Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special
Meeting of Shareholders to be Held on June 12, 2024:
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at IR@trulieve.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the “Investors” section of our website at investors.trulieve.com, the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.com.

i

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 12, 2024 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.
As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or
•be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.
If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email
e-Delivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?
The proxy materials include:
•our Notice of Meeting;
•our proxy statement for the Meeting;
•a Proxy Instrument or voting instruction card; and
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at IR@trulieve.com or by calling us at (844) 878-5438. A separate set of the materials will be sent promptly following receipt of your request.
If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
Trulieve Cannabis Corp.
Attn: Corporate Secretary
6749 Ben Bostic Road
Quincy, Florida 32351
IR@trulieve.com
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.
We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•To set the number of directors of the Company at seven (7);
•To elect seven directors for the forthcoming year from the nominees proposed by the Board;
•To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers;
•To approve the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan;
•To ratify the selection by the Audit Committee of the Board of WithumSmith + Brown, PC (“Withum”), as auditors for the Company for the year ending December 31, 2024; and
•To conduct any other business as may properly come before the Meeting or any adjournment(s) or postponements of the Meeting.

How does the Board recommend that I vote?
The Board recommends that you vote:
•"FOR" setting the number of directors at seven (7);
•“FOR” each of its nominees for re-election to the Board until their respective successors are duly elected and qualified;
•“FOR” the approval, on a non-binding advisory basis, on the compensation of the Company’s named executive officers;
•“FOR” the approval of the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan; and
•“FOR” the appointment of Withum, as auditors for the Company for the year ending December 31, 2024.
What vote is required to approve each item?
To conduct business at the Meeting, the quorum of shareholders is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.
Proposals 1 and 2 – Election of Directors – The affirmative vote of a majority of the shares present or represented by proxy at the Meeting is required to set the number of directors of the Company at seven (7) and elect each director nominee. You may vote "FOR" or "AGAINST" the proposal to set the number of directors of the Company at seven (7). Broker non-votes will have no effect on the outcome of the proposal to set the number of directors at seven (7). You may vote “FOR” or “WITHHOLD” with respect to each of the director nominees. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.
The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, at meetings of shareholders at which directors are to be elected, shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the nominating and corporate governance committee of our Board (the “Nominating and Corporate Governance Committee”), will consider it and make a recommendation to the Board on whether or not to accept the resignation.
In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within ninety (90) days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.
Proposal 3–Non-binding, Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The affirmative vote of a majority of the shares present or represented by proxy at the Meeting is required to approve this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have no effect on the outcome of the non-binding, advisory vote to approve the compensation of the Company’s named executive officers.
Proposal 4–Approval of the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan. The affirmative vote of a majority of the shares present or represented by proxy at the Meeting is required to approve this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. This proposal is considered to be a routine item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will not be counted as “votes cast” and will therefore have no effect on the proposal.
Proposal 5–Approval of the Ratification of WithumSmith + Brown, PC as Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present or represented by proxy at the Meeting is required to approve this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. This proposal is considered to be a routine item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will not be counted as “votes cast” and will therefore have no effect on the proposal.
What happens if additional items are presented at the Meeting?
As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file in the United States with the SEC and in a press release that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at investors.trulieve.com.
How You Can Vote
What shares can I vote?
You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On April 25, 2024, there were 341 shareholders of record holding (i) 164,063,460 outstanding Subordinate Voting Shares, each of which is entitled to cast one (1) vote per Subordinate Voting Share; and (ii) 14 shareholders of record holding 232,263.86 outstanding Multiple Voting Shares, each of which is entitled to cast 100 votes per Multiple Voting Share.
REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Many of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You will receive a proxy card to use in voting your shares either by mail or email.

Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee will provide a voting instruction card for you to use in directing how your shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/TCNNF2024. To participate in the Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Meeting.
Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
How can I vote without attending the Meeting?
Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) of the Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.
For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
Voting by Internet
Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.
Voting by Phone
Shareholders may vote by phone by dialing 1-800-690-6903 from any touch-tone telephone with the proxy or voting instruction card in hand and following the instructions.
Voting by Mail
Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to the following address:
Vote Processing, c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717
How do I attend the virtual Meeting?
This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 25, 2024 or if you hold a valid proxy to vote at the annual general and special meeting.

You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TCNNF2024. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
The Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.
We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.
What will I need to attend the virtual Meeting?
If you were a shareholder of record as of the close of business on April 25, 2024, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/TCNNF2024 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to vote at the Meeting without your 16-digit control number.
Why a virtual Meeting?
We are excited to once again embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting, and, importantly, will reduce our environmental impact.
You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TCNNF2024. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/TCNNF2024).
How do I submit questions or comments for the Meeting?
While you will be permitted to vote your shares online at the Meeting, we do not plan to take questions or comments during the Meeting. Shareholders may direct communications to the Company outside of the Meeting to the attention of our corporate secretary at our principal executive offices. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, Florida 32351.
How will my shares be voted?
Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR SETTING THE NUMBER OF DIRECTOR DIRECTORS OF THE COMPANY AT SEVEN (7), FOR THE ELECTION OF EACH DIRECTOR NOMINEE, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S

2021 OMNIBUS INCENTIVE PLAN, AND FOR THE APPOINTMENT OF WITHUM, AS THE AUDITORS OF THE COMPANY. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) or postponements of the Meeting and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 11, 2024 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponements of the Meeting.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponements of the Meeting at which the proxy is to be used:
•by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company c/o by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponements of the Meeting; or
•in any other manner permitted by law.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual general and special meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual general and special meeting must be received by our Corporate Secretary no later than the close of business (Central time) on January 3, 2025 and must be submitted to our Corporate Secretary at Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, Florida 32351. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
Shareholders who wish to nominate a director for next year’s annual general and special meeting must notify us in writing. The notice must be given in the manner and must include the information and representations required by the BCBCA and Rule 14a-19 under the Exchange Act. In order to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (as well as the information required by the Company’s articles and the BCBCA, as applicable), subject to the requirements and deadlines set forth in BCBA and the regulations thereunder described below. Rule 14a-19 shall not extend any deadline set forth under the advance notice requirements applicable to the Company under the BCBA.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual general and special meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual general and special meeting must be received at least three (3) months before the anniversary of the Company’s last annual general and special meeting (March 15, 2025). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual general and special meeting must give written notice of their intention to do so, in accordance with the deadlines and requirements described above, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”) and must be updated and supplemented as provided in the articles. Further, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and the Company’s articles and the BCBCA, as applicable, in accordance with the deadlines set forth in the BCBA. Rule 14a-19 shall not extend any deadline set forth under the advance notice requirements applicable to the Company under the BCBA.
Under the Company’s articles, written notice of director nominees must be received, in the case of an annual general and special meeting, not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual general and special meeting of shareholders; provided, however, that if the annual general and special meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement. Notwithstanding the foregoing, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and the BCBCA, as applicable, in accordance with the deadlines provided thereunder.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
To be in proper written form, in addition to the requirements of Rule 14a-19 under the Exchange Act, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”
Description of the Company’s Voting Securities
The Company is authorized to issue an unlimited number of Subordinate Voting Shares and an unlimited number of Multiple Voting Shares.
On April 25, 2024, there were 341 shareholders of record holding (i) 164,063,460 outstanding Subordinate Voting Shares; and (ii) 14 shareholders of record holding 232,263.86 outstanding Multiple Voting Shares. Each Subordinate Voting Share is entitled to cast one (1) vote per Subordinate Voting Share and each Multiple Voting Share is entitled to cast one hundred (100) votes per Multiple Voting Share.
The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of April 25, 2024, the Subordinate Voting Shares represent approximately 87.6% of voting rights attached to outstanding securities of the Company and the Multiple Voting Shares represent approximately 12.4% of voting rights attached to outstanding securities of the Company.
The total number of equity shares assuming all are converted into Subordinate Voting Shares as of April 25, 2024 would be 187,289,846.
Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.
Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the “Investors” section of our website at investors.trulieve.com, SEDAR+ at www.sedarplus.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.
Obtaining Additional Information
How may I obtain financial and other information about Trulieve Cannabis Corp.?
Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on February 29, 2024. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investors” section of our website at investors.trulieve.com, on the SEC’s website at www.sec.gov, and on SEDAR+ at www.sedarplus.com.
By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.
What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Odyssey Trust Company
835 - 409 Granville Street
Vancouver BC V6C 1T2
How do I obtain additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or voting materials, please contact us at:
Trulieve Cannabis Corp.
Attn: Corporate Secretary
6749 Ben Bostic Road
Quincy, Florida 32351
IR@trulieve.com

PROPOSALS 1 AND 2—ELECTION OF DIRECTORS
Our shareholders have authorized the board of directors, by resolution, to determine the number of directors within the minimum and maximum number of directors set out in our Articles. There are currently eight directors of the Company. Due to other time commitments, Ms. Giannella Alvarez has elected not to stand for re-election to the board at the Meeting. Ms. Alvarez's term as a director of the Company will end at the conclusion of the Meeting. Accordingly, at the Meeting, it is proposed to set the number of directors at seven and that seven directors are to be elected at the Meeting.
BOARD SKILLS MATRIX
The following skills matrix sets out skills and expertise that the board considers important to fulfill its oversight role, the specific skills and expertise of each nominee and reflects the current strengths of the board as a whole.

Director:	Beshears	Healy	May	Millner	Morreau	Rivers	Thronson
CEO Experience	●		●	●		●
Public company board experience (excluding Trulieve)				●	●		●
Private company board experience		●		●	●		●
Officer level other than CEO (last 5 years)	●		●		●
Public company finance experience		●		●	●
Retail experience	●		●	●	●	●
Marketing experience				●			●
M&A experience		●		●	●	●
Industry experience	●		●			●
Independent director	●	●	●	●	●		●
Financial expert		●		●	●
No. of current public company boards (excluding Trulieve)				1	1
No. of current private company boards (excluding Trulieve)					2
Age as of 4/11/2024	49	72	46	70	65	45	62
Years of service as a director	9	5	7	4	3	9	4
Diverse					●	●	●

Following the recommendation by the Nominating and Corporate Governance Committee, the Board recommends that the nominees below be elected at the Meeting, each to serve as a director of the Company until the next meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. The Board does not contemplate that any of the nominees will be unable to serve as a director of the Company. However, if anyone nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the board may recommend.

The following table and the related notes set out the name and age of each current director and director nominee (as of April 11, 2024), their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name	Age	Position(s)	Director Since
Giannella Alvarez(1)(5)	64	Director	2021
Thad Beshears(1)(2)	49	Director	2015
Peter Healy(1)(2)(3)(4)	72	Lead Director, Chair of Nominating and Corporate Governance Committee	2019
Richard May(2)	46	Director	2017
Thomas Millner(1)(3)	70	Director, Chair of Audit Committee	2020
Jane Morreau(3)	65	Director	2021
Kim Rivers(1)	45	Chair and Chief Executive Officer	2015
Susan Thronson(2)(3)	62	Director, Chair of Compensation and Human Resources Committee	2020
__________
(1)Nominating and Corporate Governance Committee member.
(2)Compensation and Human Resources Committee member.
(3)Audit Committee member.
(4)Lead Director.
(5)Ms. Alvarez is not standing for re-election at the Meeting.
Biographical Information

Nominees for Election at the Meeting
Thad Beshears has served as a member of our board of directors since 2015. Mr. Beshears is the Owner and President of Simpson Nurseries of Tennessee and Florida. He is responsible for all sales, operations, production, and inventory tracking for the company. He also develops and implements the company’s strategic vision while monitoring the market for opportunities for growth and expansion. Mr. Beshears is a founding member of Trulieve. We believe Mr. Beshears is qualified to serve on our board of directors due to his agricultural and cannabis industry experience.
Peter Healy has served as a member of our board of directors since 2019. An accomplished legal counsel with more than 30 years of experience, Mr. Healy is currently a Partner at McDermott Will & Emery LLP, managing a broad-based corporate practice, advising companies on a range of issues, including corporate governance, capital markets, mergers and acquisitions and private equity. His diverse clientele includes both public companies, private equity firms and major investment banking firms in a range of industries, including finance, technology, healthcare, biotechnology, real estate, consumer products, among others. He previously was a Partner and Of Counsel at O’Melveny & Myers LLP from 1989 to March of 2020. He holds a Bachelor of Science degree in economics from Santa Clara University, an MBA degree (with distinction) from Cornell University and a JD degree from University of California, Hastings. We believe Mr. Healy is qualified to serve on our board of directors due to his experience representing public and private companies in a wide variety of industries.
Richard May has served as a member of our board of directors since 2017. Mr. May is the President and co-owner of May Nursery, Inc., and has been with May Nursery, Inc. since 2002 in various roles. He has sat on several agricultural industry and community boards, including as director and chairman of the Gadsden County Chamber of Commerce from 2010 to 2016, as the treasurer and trustee of the Robert F. Munroe Day School from 2012 to 2018 and as a director and president of the Southern Nursery Association from 2010 to 2016. Mr. May graduated from Auburn University with Bachelor of Science degrees in Agricultural Economics and Horticulture. He is a graduate of the Wedgeworth Leadership Institute for Agriculture and Natural Resources from the University of Florida, and a graduate of the Executive Academy for Growth and Leadership from Texas A&M. Mr. May is a founding member of Trulieve. We believe Mr. May is qualified to serve on our board of directors due to his agricultural and cannabis industry expertise.
Thomas Millner has served as a member of our board of directors since 2020. Mr. Millner brings a combination of executive leadership, merchandising and multichannel operational skills, and a strong philanthropic background to Trulieve. Mr. Millner, who has been retired since 2017, was formerly the CEO of Cabela’s, a direct marketer and specialty retailer of outdoor recreation merchandise, from 2009 to 2017. Prior to Cabela’s, Mr. Millner was president and CEO of North Carolina’s Remington Arms Company from 1994 to 2009, an American manufacturer of firearms and ammunition. Mr. Millner previously served as a director and the chair of the audit committee of Best Buy, a multinational consumer electronics retailer from 2014 to 2023,as a director and chair of the audit committee of Stanley Furniture, a furniture manufacturer and retailer from 2001 to 2008, as a director of Total Wine & More, a large, family-owned, privately held American alcohol retailer from 2015 to 2019 and as a director of Menards, a privately held home improvement company, from 2017 to 2019. We believe Mr. Millner is qualified to serve on our board of directors due to his service as an officer and director of large multi-state corporations in the United States.
Jane C. Morreau has served as a member of our board of directors since 2021. Ms. Morreau is an experienced independent director and a seasoned global finance executive, with a broad skill set and expertise that includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Ms. Morreau most recently was the Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a position she held from 2014 to 2021. She joined Brown-Forman, the largest American-owned and publicly traded spirits and wine company with a global reach, in 1991, and held various senior management and executive leadership finance and operational roles during her 30-year career. Before joining Brown-Forman Corporation, Ms. Morreau worked at Kentucky Fried Chicken Corporation (now known as Yum! Brands) and held a number of financial roles. Since 2021, Ms. Morreau has served as a director, the chair of the audit committee and a member of the Nominating, Environmental, Social and Governance Committee of Vita Coco, a leading high-growth platform of better-for-you beverage brands. She also serves as a member of the board of directors, audit committee, and nominating committee of Del Monte Foods Holdings Limited since June 2023 and a member of the board of directors of Ole Smoky Distillery since July 2023. Ms. Morreau holds a Bachelor of Science degree in accounting (with high honors) and an MBA degree, both from the University of Louisville, and is a Certified Public Accountant. We believe Ms. Morreau is qualified to serve on our board of directors due to her extensive leadership experience as well as her broad knowledge and experience in corporate strategy, finance and accounting, her significant background in consumer industries and technology and security, and her board of director service on other boards.
Kim Rivers has served as the Chair of the board of directors and as Chief Executive Officer since 2015. She also previously served as President from 2015 until 2021. Ms. Rivers received her Bachelor’s degree in Multinational Business and Political Science from Florida State University and her Juris Doctorate from the University of Florida. Ms. Rivers is a member of the Georgia Bar Association and she spent several years in private practice as a lawyer where she specialized in mergers, acquisitions, and securities for multi-million dollar companies. For over a decade, Ms. Rivers has run numerous successful businesses from real estate to finance, including as Principal of Inkbridge LLC, an investment firm, since 2011. Ms. Rivers serves as second vice chair of the National Cannabis Roundtable and the Benzinga Cannabis Advisory Board. Ms. Rivers has been recognized as an industry pioneer with accolades including Green Market Report’s Women’s Leadership Award 2022, Top 100 CEOs in Innovation Award 2022, and Most Influential Women in Cannabis Award. We believe Ms. Rivers is qualified to serve on our board of directors due to her service as our Chief Executive Officer and her substantial experience in the cannabis industry.
Susan Thronson has served as a member of our board of directors since 2020. Ms. Thronson is an experienced independent director with global digital, ecommerce and loyalty marketing experience. Ms. Thronson held various operational roles at Marriott International from 1989 to 2005, and was Senior Vice President of Global Marketing for Marriott International from 2005 to 2013, leading Marriott’s worldwide integrated marketing strategy and execution for its portfolio of hotel brands. Since 2013, Ms. Thronson has been self-employed as a management consultant. Ms. Thronson formerly served as a director of Angie’s List from 2012 to 2017, an internet service company, and SONIC Drive-In from 2015 to 2018, an operator of an American drive-in fast-food restaurant chain. She has maintained a National Association of Corporate Directors Governance Fellow credential since 2015 and holds a Bachelor of Arts in Journalism from the University of Nevada, Reno. We believe Ms. Thronson is qualified to serve on our board of directors due to her service in the hospitality industry and on the board of directors of corporations with operations across the United States.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Majority Voting for Election of Directors
The Board has adopted the Majority Voting Policy. Pursuant to the Majority Voting Policy, at meetings of Shareholders at which directors are to be elected, Shareholders will vote in favor of, or withhold from voting for, each nominee separately. Any proxy marked “withhold” will count for the purposes of determining a quorum and will have no effect on the result of the votes on election of the nominees, but if the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the Shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the Nominating and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation.
In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within 90 days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.
Replacement or Removal of Directors
To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.
Advance Notice Policy
Our articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual general and special meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice in proper written form to our Corporate Secretary.
To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual general and special meeting of shareholders (including an annual and special meeting), not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual general and special meeting of shareholders, provided, however, that in the event that the annual general and special meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual general and special meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The articles also prescribe the proper written form for a Nominating Shareholder’s notice, which are in addition to the applicable requirements of Rule 14a-8 or Rule 14a-19, as applicable, of the Exchange Act.
Further, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and the Company’s articles no later than sixty (60) calendar days prior to the anniversary of the previous year’s annual general and special meeting date.
The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.
Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions
To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.
To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.
Certain Relationships and Related Transactions
In addition to the compensation arrangements discussed under “Executive Compensation,” below, since January 1, 2022, the Company has entered into the following Related Party Transactions:
Leases with Related Parties
The Company leases a cultivation facility and corporate office facility from an entity that is directly or indirectly owned by Kim Rivers, the Company’s Chief Executive Officer and Chair of the board of directors, and Richard May, a member of the Company’s board of directors. Lease expense recognized on related party leases was $0.2 million, $0.2 million, and $2.7 million for the years ended December 31, 2023, 2022, and 2021, respectively.
Other Related Party Agreements
In September 2023, the Company entered into an agreement to rent a piece of equipment from an entity that is directly owned in part by the Company’s Chief Executive Officer and Chair of the board of directors. The expense related to the equipment rental and related fees with related parties was nominal for the year ended December 31, 2023.
Policy Regarding Related Party Transactions
Our board of directors has adopted written policies and procedures for the review and approval of any transaction, arrangement or relationship (or any series of transactions, arrangements or relationships) between us and a related party by our Nominating and Corporate Governance Committee. Our Related Person Transaction Policies and Procedures provide for approval or ratification of any transaction, arrangement or relationship in which we were, are or will be a participant, the amount involved exceeds $120,000 (though transactions involving a lower amount may be material depending upon the facts and circumstances) and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
The Related Person Transaction Policies and Procedures requires the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Nominating and Corporate Governance Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Nominating and Corporate Governance Committee will review, and, in its discretion, may ratify the related person transaction at the next regularly scheduled meeting. The Related Person Transaction Policies and Procedures permits the chairman of the Nominating and Corporate Governance Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the

Nominating and Corporate Governance Committee at its next meeting; provided that if ratification is not forthcoming, we will make all reasonable efforts to cancel and annul such transaction.
A related person transaction reviewed under the amended policy will be considered approved or ratified if it is authorized by the Nominating and Corporate Governance Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Nominating and Corporate Governance Committee will review and consider:
•the related person’s interest in the related person transaction;
•the approximate dollar value of the amount involved in the related person transaction;
•the approximate dollar value of the amount of the related person’s interest in the transaction; and
•whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party and shall also take into account conflicts of interest and corporate opportunity provisions of the Company’s Code of Conduct and Ethics.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, we expect our board of directors will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the amended policy:
•Compensation to an executive officer or director if the compensation is required to be reported in our proxy statement pursuant to Item 402 of Regulation S-K or compensation to an executive officer who is not an immediate family member of another related person, if such compensation would have been required to be reported under Item 402 as compensation earned for services provided to us if the executive was a “named executive officer” in the proxy statement and such compensation has been approved, or recommended to our board of directors for approval, by the Compensation and Human Resources Committee;
•Transactions that are in our ordinary course of business and where the interest of the related person arises only (a) from the related person’s position solely as a director of another corporation or organization that is a party to the transaction; (b) from the direct or indirect ownership by such related person and all other related persons, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction; (c) from both such positions described in (a) and such ownership described in (b); or (d) from the related person’s position as a limited partner in a partnership in which the related person and all other related persons, in the aggregate, have an interest of less than 5%, and the related person is not a general partner of and does not otherwise exercise control over the partnership;
•Transactions that are in our ordinary course of business and where the interest of the related person arises solely from the ownership of a class of our equity securities and all holders of such class of our equity securities will receive the same benefit on a pro rata basis; and
•Transactions where the rates or charges involved in the transactions are determined by competitive bids.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:
•is a party to the contract or transaction;
•is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or
•has a material interest in a party to the contract or transaction.
Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions
Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2023 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SEVEN AND “FOR” THE RE-ELECTION OF THE NOMINEES IN PROPOSALS 1 AND 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding the beneficial ownership of our Subordinate Voting Shares and Multiple Voting Shares, as of April 25, 2024, by:
•each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our Subordinate Voting Shares;
•each of our directors
•each of our named executive officers; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any Super Voting Shares, Multiple Voting Shares and Subordinate Voting Shares that a person has the right to acquire within sixty (60) days of April 25, 2024 through the exercise of stock options, warrants or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Each shareholder’s percentage ownership is based on 164,063,460 Subordinate Voting Shares, 232,263.86 Multiple Voting Shares and no Super Voting Shares that were issued and outstanding as of April 25, 2024. Except as otherwise indicated, the address of each of the persons in this table is c/o Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, Florida 32351.

	Subordinate Voting Shares(1)		Multiple Voting Shares		Total(2)		Voting(3)
Name of Beneficial Owner	Number Beneficially Owned	% of Subordinate Voting shares Beneficially Owned	Number Beneficially Owned	% of Multiple Voting Shares Beneficially Owned	Number of Shares of Capital Stock Beneficially Owned	% of Total Capital Stock Beneficially Owned	% of Voting Capital Stock Beneficially Owned
Kim Rivers(4)	813,202	0.50%	169,734	73.08%	17,786,602	9.50%	9.50%
Wes Getman	—	*	—	—	—	*	*
Marie Zhang	—	*	—	—	—	*	*
Eric Powers	235,988	*	—	—	235,988	*	*
Timothy Morey	231,710	*	—	—	231,710	*	*
Kyle Landrum	243,858	*	—	—	243,858	*	*
Giannella Alvarez	80,851	*	—	—	80,851	*	*
Thad Beshears (5)	5,515,552	3.36%	15,000	6.46%	7,015,552	3.75%	3.75%
Peter Healy	112,427	*	—	—	112,427	*	*
Richard May	627,933	*	—	—	627,933	*	*
Thomas Millner	114,735	*	—	—	114,735	*	*
Jane Morreau	61,848	*	—	—	61,848	*	*
Susan Thronson (6)	120,507	*	—	—	120,507	*	*
All Directors and executive officers as a group (13)	8,158,611	4.97%	184,734	79.54%	26,632,011	14.22%	14.22%
Nomura Holdings, Inc. (7)	12,039,086	7.34%			12,039,086	6.43%	6.43%
*Indicates percentage of less than 1.0%

(1)Includes Subordinate Voting Shares subject to stock options that are or become exercisable within sixty (60) days of April 25, 2024 and shares underlying RSUs that will be settled within sixty (60) days of April 25, 2024 as follows:

	Stock Options	RSUs
Kim Rivers	649,559	—
Wes Getman	—	—
Marie Zhang	—	—
Eric Powers	217,132	—
Kyle Landrum	216,784	—
Timothy Morey	213,854	—
Giannella Alvarez	58,356	11,503
Thad Beshears (8)	97,060	—
Peter Healy (8)	108,935	—
Richard May (8)	97,060	—
Thomas Millner (8)	111,243	—
Jane Morreau (8)	58,356	—
Susan Thronson (8)	111,243	—
(2)Total share values are on an as-converted basis. Multiple Voting Shares covert into Subordinate Voting Shares on a one for one hundred basis.
(3)The voting percentages differ from the beneficial ownership percentages because Trulieve’s securities have different voting rights. Holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share can be converted (100 votes per Multiple Voting Share).
(4)Includes 9,867 Multiple Voting Shares held by Traunch IV LLC over which Ms. Rivers may be deemed to exercise voting and investment control. Ms. Rivers disclaims beneficial ownership of the shares of capital stock held by Traunch IV LLC, except to the extent of her pecuniary interest therein. Excludes 2,285,178 Subordinate Voting Shares underlying outstanding vested restricted stock units (each and “RSU”, and collectively, “RSUs”), held by Ms. Rivers that will be issued upon settlement within sixty (60) days of September 15, 2024.
(5)Includes 3,000,000 Subordinate Voting Shares held by the HWB 2023 Trust over which Mr. Beshears may be deemed to exercise voting and investment control. None of Mr. Beshears, his spouse or any other person sharing the same household with Mr. Beshears, is a trustee or beneficiary of The Beshears 2020 Trust DTD 07/07/2020 (the “Beshears Trust”). Accordingly, Mr. Beshears does not, directly or indirectly through his spouse or another person sharing his same household, exercise voting or investment control or have a pecuniary interest in, the Shares held by the Beshears Trust and disclaims beneficial ownership of the Shares held by the Beshears Trust.
(6)Includes 5,772 Subordinate Voting Shares held by THRONSON FAMILY TRUST UA JUL 21, 2014 over which Ms. Thronson, as a trustee, may be deemed to exercise voting and investment control. Ms. Thronson disclaims beneficial ownership of the shares of capital stock held by THRONSON FAMILY TRUST UA JUL 21, 2014, except to the extent of her pecuniary interest therein.
(7)Based upon the Schedule 13G/A, dated December 31, 2023, filed with the U.S. Securities and Exchange Commission on February 14, 2024, by Nomura Holdings, Inc. presenting the number of shares as of November 3, 2023.
(8)Excludes 19,003 RSUs that will be settled on a date that is not later than thirty (30) days after the earlier of (i) the date of a “separation from service,” within the meaning of Section 409A as defined below (a “Separation from Service”) from the Company, (ii) the date of a Change in Control that constitutes a “change in control event” (within the meaning of Section 409A), or (iii) December 1, 2031.

CORPORATE GOVERNANCE
Board of Directors
Our shareholders have authorized the board of directors, by resolution, to determine the number of directors within the minimum and maximum number of directors set out in our Articles. Each director holds office until the close of the next annual general and special meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The board of directors currently consists of eight directors. Due to other time commitments, Ms. Giannella Alvarez has elected not to stand for re-election to the board at the Meeting. Accordingly, at the Meeting, it is proposed to set the number of directors at seven and that seven directors are to be elected at the Meeting. Our business and affairs are managed by or under the direction of the board of directors. Pursuant to the Trulieve Corporate Governance Guidelines (“Guidelines”), and a mandate from our board of directors (“Board Mandate”), the board of directors may establish one or more committees of the board of directors, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law.
We are not currently subject to listing requirements of any national securities exchange which requires that a majority of the board of directors be “independent.” All but one of the seven directors to be elected to the board are considered to be independent under the Canadian Securities Administrators Guidelines and in accordance with National Instrument 52-110—Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment. Our independent directors are Giannella Alvarez, Thad Beshears, Peter Healy, Richard May, Thomas Millner, Jane Morreau and Susan Thronson. Kim Rivers is not independent, given that she is our Chief Executive Officer.
The board of directors holds regularly scheduled meetings and at such meetings our independent directors meet in executive session. The board of directors has appointed Peter Healy to serve as our lead independent director.
The board of directors held six meetings and took one action by unanimous written consent during the year ended December 31, 2023. In 2023, each person serving as a director attended at least 75% of the total number of meetings of our board of directors and any committee on which he or she served.
Our directors are expected to attend the Meeting. Any director who is unable to attend the Meeting is expected to notify the Chairman of the board of directors in advance of the Meeting. All of our directors attended the annual meeting in 2023, either in-person or virtually.
We do not currently have a process for Shareholders to send communications to the board of directors. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company, with attention to our Corporate Secretary, at our principal executive offices. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, Florida 32351.
Board Committees
The board of directors has three standing committees, the Audit Committee, the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The board of directors assesses the effectiveness and contribution of each committee on an annual basis. The current charters for our committees were adopted by the board of directors in October 2022, other than the current charter of our Nominating and Corporate Governance Committee, which was adopted in January 2023.
Audit Committee
The board of directors has established an Audit Committee. The Audit Committee is currently composed of four members: Thomas Millner (Chair), Peter Healy, Jane Morreau and Susan Thronson.
Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110 and has been determined by our board of directors to be an audit committee financial expert within the meaning of the rules of the SEC.

The Audit Committee operates pursuant to a written charter, which is available on our corporate website at investors.trulieve.com. The principal duties and responsibilities of the Audit Committee are to assist the board of directors in discharging the oversight of:
•the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements;
•our compliance with legal and regulatory requirements;
•our external auditors’ qualifications and independence;
•the work and performance of our financial management and our external auditors;
•our system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance, and risk management established by management and the board of directors, including our enterprise risk management systems and cybersecurity-related risks.
In fulfilling its responsibilities, the Audit Committee meets regularly with our auditor and key management members.
The Audit Committee has access to all of our books, records, facilities and personnel and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee. Within the PCAOB rules regarding allowed non-audit services, the Audit Committee is responsible for the pre-approval of all non-audit services to be provided by our auditors. The Audit Committee held eleven meetings during the year ended December 31, 2023.
Compensation and Human Resources Committee
The board of directors has established a Compensation and Human Resources Committee. The Compensation and Human Resources Committee is currently composed of four members: Susan Thronson (Chair), Thad Beshears, Peter Healy and Richard May. All of the members of the Compensation and Human Resources Committee are independent for purposes of NI 58-101. A director is considered independent for the purposes of NI 58-101 if he or she has no direct or indirect “material relationship” with the issuer, where “material relationship” is defined as a relationship that could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of a member’s independent judgment.
The Compensation and Human Resources Committee operates pursuant to a written charter, which is available on our corporate website at investors.trulieve.com. The principal duties and responsibilities of the Compensation and Human Resources Committee are to assist the board of directors in discharging its oversight of:
•executive and director compensation;
•executive compensation disclosure;
•management development and succession;
•administering the Company’s equity plans that may be in effect from time to time, in accordance with the terms of such plans; and
•any additional matters delegated to the Compensation and Human Resources Committee by the board of directors.
The Compensation and Human Resources Committee held eight meetings and took one action by unanimous written consent during the year ended December 31, 2023.
Nominating and Corporate Governance Committee
The board of directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently composed of five members: Peter Healy (Chair), Giannella Alvarez, Thad Beshears, Thomas Millner and Kim Rivers. All of the members of the Nominating and Corporate Governance Committee other than Ms. Rivers are independent for purposes of NI 58-101.

The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our corporate website at investors.trulieve.com. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to assist the board of directors in discharging its oversight of:
•corporate governance policies and practices;
•corporate governance disclosure;
•the identification of individuals qualified to become new board of directors members and the recommendation of nominees to the board of directors;
•the review and, if appropriate, approval of all related-party transactions;
•the review and assessment of the independence of each of the directors;
•the review of our orientation and continuing education programs for our directors;
•the review, assessment and, as applicable, reporting of our environmental, social and governance (or “ESG”) programs; and
•any additional matters delegated to the Nominating and Corporate Governance Committee by the board of directors.
The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Nominating and Corporate Governance Committee held four meetings and took one action by unanimous written consent during the year ended December 31, 2023.
Board Oversight of Enterprise Risk
One of the key functions of our board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee and instead administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.
Board Leadership
The position of chairman of the board of directors, is currently held by Kim Rivers, our Chief Executive Officer. As Chairman of the Board and Chief Executive Officer, Ms. Rivers focuses on the day-to-day operation of the business, our overall leadership and strategic direction, guidance of senior management and leadership of the board of directors.
In 2021, to optimize the effectiveness and independence of the board of directors, the board of directors adopted a Lead Director Charter pursuant to which, in circumstances where the chairman of the board of directors is not independent, then the independent directors will elect a non-management and independent Lead Director. Peter Healy currently serves as Lead Director. The duties of the Lead Director include, but are not limited to: (i) presiding at meetings or “executive sessions” of the independent directors; (ii) presiding at meetings of the board of directors in the absence of the chairman or upon the request of the chairman; (iii) calling meetings of the independent directors, as appropriate; (iv) serving as a liaison to facilitate communications between other members of the board of directors, the chairman and the chief executive officer, without inhibiting direct communications between and among such persons; (v) advising and consulting with the chairman and the chief executive officer on, and approving, board and committee meeting schedules and agenda items; (vi) advising and consulting with the chairman and the chief executive officer on the general scope and type of information to be provided in advance and/or to be presented at Board meetings; (vii) serving as a liaison to shareholders who request direct communications and consultation with the Board in coordination with the chairman and the chief executive officer; (viii) consulting with inside and outside counsel and other advisors as he or she deems appropriate in fulfilling the Lead Director role; (ix) collaborating with the Compensation and Human Resources Committee regarding the annual performance evaluation of the chief executive officer; and (x) collaborating with the Nominating and Corporate Governance Committee on matters related to Board effectiveness and independence including the performance and structure of the Board and its committees, and the performance of individual directors.
Corporate Governance Principles and Code of Ethics

The board of directors is committed to sound corporate governance principles and practices. The board of directors’ core principles of corporate governance are set forth in the Guidelines, which were adopted by the board of directors in October 2018. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the board of directors also adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Conduct, which is applicable to all directors, officers and employees. In connection with the Audit Committee’s investigation of our former Chief Financial Officer, in 2023, our board of directors reviewed and updated certain of our policies and procedures, including our Code of Conduct. A copy of the Code of Conduct and the Conflicts of Interest Policy are available on our corporate website at investors.trulieve.com. You also may obtain a printed copy of the Code of Conduct by sending a written request to: Investor Relations, Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, Florida, 32351.
Compensation and Human Resources Committee Interlocks and Insider Participation
During 2023, our Compensation and Human Resources Committee members were Susan Thronson (Chair), Thad Beshears, Peter Healy and Richard May, none of whom currently is, or formerly was, an officer or employee of Trulieve. None of our executive officers served as a member of the board of directors or Compensation and Human Resources Committee of any other company that had one or more executive officers serving as a member of our board of directors or Compensation and Human Resources Committee.

EXECUTIVE OFFICERS
The following table provides information with respect to our executive officers as of April 11, 2024:

Name	Age	Position(s)
Kim Rivers	45	Chair and Chief Executive Officer
Wes Getman	52	Chief Financial Officer
Eric Powers	55	Chief Legal Officer and Corporate Secretary
Marie Zhang	56	Chief Operating Officer
Timothy Morey	61	Chief Sales Officer
Kyle Landrum	38	Chief Production Officer
Joy Malivuk	49	Chief Accounting Officer
Biographical Information
The biography of Kim Rivers can be found under “Proposals 1 and 2 – Election of Directors.” The following is biographical information for our other executive officers:
Wes Getman has served as our Chief Financial Officer since January 1, 2024. Mr. Getman has over 25 years of finance & accounting experience serving middle-market, private-equity backed and public companies. Prior to joining the Company, Mr. Getman served as Partner, Advisory at WilliamsMarston, LLC. Mr. Getman previously served as the Vice President of Accounting & Finance at Blue Bird Corporation (Nasdaq: BLBD), a billion dollar North American manufacturer, from 2015-2020. In addition, Mr. Getman spent 16 years in public accounting at PwC, RSM, and Grant Thornton where he was a partner at the last two firms. Mr. Getman received his Bachelor of Science in Management from the State University of New York at Geneseo and his MBA from the Simon School at the University of Rochester.
Eric Powers has served as our Chief Legal Officer and Corporate Secretary since 2021, after being promoted from his position as General Counsel and Corporate Secretary, a position he served in since 2019. Prior to joining Trulieve, Mr. Powers spent 13 years, from 2005 to 2018, as an in-house attorney for Crawford & Company, a publicly-traded insurance services firm, where he served in numerous roles within the legal department, most recently as Vice President and Corporate Secretary. Mr. Powers was in private practice for over 10 years with the law firms of Troutman Sanders, from 2000 to 2005, and Capell & Howard, from 1994 to 2000, specializing in corporate and tax law. Overall, Mr. Powers brings almost 30 years of legal experience to Trulieve, with a broad background in corporate law. Mr. Powers holds a J.D. from The University of Alabama Law School and a B.A. from Auburn University. Mr. Powers also received an LL. M. in Taxation from New York University.
Timothy Morey has served as our Chief Sales Officer since 2019, and previously as our Director of Retail in 2019. Mr. Morey has over 15 years of retail sector experience, with a focus on operational best practices and leveraging technology to enhance consumer engagements. Most recently, Mr. Morey served as Senior Director of Store Operations for Finish Line from October 2013 to September 2018, overseeing more than 900 stores and 45 district sales managers. Mr. Morey is a resident of Tallahassee, Florida and holds an associate degree, applied science, from Snow College, Utah.
Kyle Landrum has served as our Chief Production Officer since 2019, after being promoted from his position as Cultivation Manager, a position he served in since 2017. As our Chief Production Officer, Mr. Landrum oversees all aspects of our cultivation and processing. Mr. Landrum graduated from the University of Florida with a Bachelor of Science degree in Agriculture Economics and a master’s degree in Agricultural Education. Mr. Landrum has demonstrated dedicated leadership experience in the franchise restaurant industry. Before joining Trulieve, Mr. Landrum spent six years, from 2011 to 2017, at Rib, Inc., most recently serving as the Director of Operations, where he managed a team of nearly 200. Cumulatively, Mr. Landrum has over 15 years of experience in management of multi-site operations.
Marie Zhang has been our Chief Operating Officer since January 29, 2024. With over 25 years of experience in operational roles for both private and public companies, Ms. Zhang brings a wealth of expertise to our team. Before joining our company, she served as the Chief Supply Chain Officer for Blaze Pizza, LLC from March 2020 to January 2024, and as the Global Vice President of Supply Chain for GoTo Foods (formerly known as FOCUS Brands LLC) from July 2015 to March 2020. Prior to these roles, Ms. Zhang held positions such as Chief Supply Chain Officer for Yum! Brands (NYSE: YUM) from February 2013 to July 2015, Vice President of Supply Chain at The Honey Baked Ham Company, LLC from

February 2004 to February 2013, and Director of Research & Development, Food Safety, and Quality Assurance at Conagra Brands, Inc. (NYSE: CAG) from January 1997 to February 2004. Ms. Zhang earned her Bachelor of Science in Chemistry from Jilin University and a Master's Degree in Food Science and Technology from Iowa State University.
Joy Malivuk has served as our Chief Accounting Officer since 2023, and has nearly 25 years of accounting and finance experience. Prior to joining Trulieve, from 2008 to 2023, Ms. Malivuk held roles of increasing responsibility, including most recently as Director of Accounting at HSN, Inc., a subsidiary of QVC, Inc., where she oversaw the accounting function and was responsible for financial reporting, general accounting and SOX compliance. Previously, she served as HSN’s Operational Vice President of Financial Reporting and SEC Compliance. Her career began at PricewaterhouseCoopers, LLP. Ms. Malivuk graduated from the University of Florida with both a Bachelor of Science in Accounting and a Master of Accounting with a Specialty in Taxation.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the compensation of our named executive officers (“NEOs”) for 2023. For 2023, our named executive officers were:

Named Executive Officer	Title
Kim Rivers	Chief Executive Officer (CEO)
Ryan Blust (1)	Former Interim Chief Financial Officer (CFO)
Tim Mullany (2)	Former Chief Financial Officer (CFO)
Alex D'Amico (3)	Former Chief Financial Officer (CFO)
Eric Powers	Chief Legal Officer (CLO)
Kyle Landrum	Chief Production Officer (CPO)
Timothy Morey	Chief Sales Officer (CSO)
_________
(1) Ryan Blust – served as Interim CFO from June 19, 2023 to July 10, 2023 and then again from July 20, 2023 to January 1, 2024.
(2) Tim Mullany – served as CFO from July 10, 2023 to July 20, 2023.
(3) Alex D’Amico – served as CFO from May 1, 2020 to June 19, 2023.
Executive Summary
Our compensation program for our named executive officers and other executive officers is designed to meet the following primary objectives:
•Management Development and Continuity. Attract, retain and motivate individuals of superior ability and managerial talent to develop, grow and manage our business by offering competitive compensation opportunities with both short term and significant long-term components;
•Pay-for-Performance. Align executive officer compensation with the achievement of our short- and long-term corporate strategies, business objectives and with the long-term interests of our shareholders through the use of performance-based (annual cash bonus and annual equity grants) and variable compensation elements; and
•Long-Term Focus on Shareholder Value. Align executives with shareholder value creation by delivering a significant portion of our executive officers’ compensation in the form of equity-based awards that vest over multiple years.
Compensation Philosophy and Program
Our executives’ role in driving Company performance makes our NEOs highly valuable to our success. As a result, the Company executive compensation program is designed to attract, motivate, and retain highly talented executives who drive the Company’s success and enable long-term value creation by:
•Growing the business while managing risk,
•Linking a significant portion of our NEOs’ target compensation to performance-based results,
•Appropriately aligning compensation with both short- and long-term Company performance, and

•strategic objectives as well as with shareholder interests.
The 2023 compensation program design and structure was consistent with last year’s disclosed programs.
We believe compensation should be structured to ensure that a significant portion of the total compensation opportunity for our named executive officers is directly related to our performance and other factors that directly and indirectly influence shareholder value. The Compensation and Human Resources Committee demonstrated its pay-for-performance philosophy and alignment of executive and shareholder interests in setting executive compensation by continuing to weight compensation toward performance-based pay (over 74% at-risk pay for the CEO and approximately 55% at-risk pay for other NEOs). For 2023, our fixed compensation versus targeted variable, at-risk compensation was structured as follows for Ms. Rivers and the other named executive officers:

At risk = 74%

At risk = 55%

In evaluating our overall executive compensation program and decisions, including payouts and awards under our pay-for-performance compensation programs, the Compensation and Human Resources Committee considered a number of factors, including the achievement of both strategic enterprise and financial objectives of our company in 2023. Some specific highlights and key accomplishments considered by the Compensation and Human Resources Committee in its decision-making process included:
2023 Financial and Operational Highlights
•Revenue of $1.13 billion, with 96% of revenue from retail sales.
•Reported net loss of $527 million.
•Adjusted EBITDA1 of $322 million, or 29% of revenue.
•Generated cash flow from operations of $202 million.
~~•~~Launched adult-use sales in Connecticut and Maryland and opened new markets with medical dispensaries in Georgia and Ohio.
•Exited California retail assets and operations in Massachusetts as part of cash preservation and generation plan to bolster business resilience.
•Opened 17 dispensaries in 2023, increasing retail footprint to 192 retail locations nationwide at year end.

1.Adjusted EBITDA is a measure that is not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, see Item 7 " Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024.

Key Features of 2023 Executive Compensation Program
Our fiscal year 2023 executive compensation program continued to reflect our strong commitment to reward pay for performance and to align with, and continue to drive, shareholder value. Through our commitment to good governance, we continue the following practices:

What We Do	What We Don’t DO
✓ Align executive compensation with corporate and individual performance	× No guaranteed incentive awards for senior executives

✓ Balance short- and long-term incentives to discourage short-term risk-taking at the expense of long-term results	× No hedging or short sales of shares and no transactions involving derivative securities relating to shares

✓ 100% of short-term incentives tied to performance	× No tax gross-ups, including no excise tax “gross-ups” upon change in control

✓ Engage an independent advisor reporting directly to the Compensation and Human Resources Committee	× No “single-trigger” benefits upon change in control in agreements

✓ Annual bonus plan contains pre-established performance goals with payout caps	× No discounting or re-pricing of stock options without shareholder approval

Compensation of Executive Officers
Roles in Executive Compensation Determination and Governance
We utilize input from multiple sources in determining the compensation of our executive officers, with our Compensation and Human Resources Committee, its independent consultant Meridian Compensation Partners, LLC (“Meridian”), and senior management all playing a role. The below chart highlights the primary roles and responsibilities of each party in making compensation decisions and is followed by a more detailed description of actions taken by the Compensation and Human Resources Committee and the development and use of our compensation peer group.

Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Compensation and Human Resources Committee (Composed solely of independent, non-employee Directors and reporting to the Board)
•Oversees and approves all the executive compensation program, policies, and practices, taking into account business goals and strategies, legal and regulatory developments, and evolving best practices;
•Approves performance goals for purposes of compensation decisions for the NEOs;
•Conducts an annual evaluation of the CEO’s performance in light of the performance goals and determines her compensation;
• Reviews and approves the CEO’s recommendations for compensation for the other NEOs and senior executives, making changes when deemed appropriate;
• Approves all changes to the composition of the peer group; and
•Reviews and makes recommendations to the Board with respect to Director compensation.

Independent Consultant to the Compensation and Human Resources Committee* (Meridian)
•Provides the Compensation and Human Resources Committee with analysis and advice pertaining to CEO, executive, and director compensation program design, including industry survey analysis, explanation of current and developing best practices, and regulatory changes;
•Recommends a relevant group of peer companies and appropriate sources of survey data against which to compare the competitiveness and structure of CEO, executive, and director compensation;
• Reviews any proposed changes to CEO, executive, and Director compensation program design;
• Assists with compensation disclosure materials; and
• Provides specific analysis and advice periodically as requested by the Compensation and Human Resources Committee.

Senior Management
•The CEO recommends to the Compensation and Human Resources Committee annual compensation for the other NEOs and senior executives based on her assessment of their individual and company performance;
•The CEO and CLO work with the Compensation and Human Resources Committee Chairperson to set agendas, prepare materials for Compensation and Human Resources Committee meetings, and generally attend meetings or portions of meetings, as appropriate, and prepare meeting minutes; and
• No member of management is present in Compensation and Human Resources Committee meetings when matters related to his or her individual compensation are under discussion, when the Compensation and Human Resources Committee is approving or deliberating on CEO compensation, or when the Compensation and Human Resources Committee meets in executive session.

*The Compensation and Human Resources Committee has retained Meridian as its independent executive compensation consultant to advise the Compensation and Human Resources Committee with respect to our compensation programs for non-employee directors, executive officers, and senior executives. Meridian also assisted the Compensation and Human Resources Committee with the development of a peer group against which to evaluate our executive compensation levels and our proposed equity compensation program. Meridian has not provided, and is not expected to provide, advice or assistance to us in any areas other than executive compensation. In addition, the Compensation and Human Resources Committee considered the independence of Meridian in light of SEC rules and applicable exchange listing standards, which requires Compensation and Human Resources Committees to assess the independence of their compensation consultant, legal counsel and other advisors prior to receiving advice from them. The Compensation and Human Resources Committee has reviewed its and the Company’s relationships with Meridian and has not identified any conflicts of interest.
Peer Companies
Based on the recommendation of Meridian, the Compensation and Human Resources Committee has established a peer group of 25 companies for purposes of benchmarking executive and director compensation. The group includes size-appropriate, consumer-facing general industry companies that reflect a competitive market of talent for Trulieve. In addition to consumer-facing and appropriate size, criteria for peer selection included: strong brand recognition, vertical integration, and high growth.
The Compensation and Human Resources Committee also references a subset of publicly-traded cannabis peer companies, which are included in the broader general industry group referenced above.
The Compensation and Human Resources Committee reviews the peer group of companies at least annually and makes adjustments to its composition, taking into account changes in both the Company’s business and the businesses of the core peer companies. The companies included in this group may change from year to year depending on various factors, including the acquisition of a referenced company, the identification of more directly comparable peers, or a material change in the size or business of Trulieve.
The Compensation and Human Resources Committee considers the level of compensation paid by the companies in our peer group as a reference point that provides a framework for its compensation decisions, and generally targets total compensation within a competitive range around the market median.
The Compensation and Human Resources Committee, taking into account the advice of Meridian, identified the following peer group of companies for 2023 based on size and business focus for comparison purposes in determining compensation:

Topgolf Callaway Brands Corp.	The Boston Beer Company, Inc.	Curaleaf Holdings, Inc.	Green Thumb Industries, Inc.	Sturm, Ruger & Company, Inc.

Columbia Sportswear Company	Sonos, Inc.	GoPro, Inc.	Cresco Labs Inc.	Purple Innovation, Inc.

Crocs, Inc.	Lancaster Colony Corporation	The Simply Good Foods Company	Verano Holdings Corp.	Tootsie Roll Industries, Inc.

Guess?, Inc.	YETI Holdings, Inc.	National Beverage Corp.	Vector Group Ltd.	Beyond Meat, Inc.

Universal Corporation	J&J Snack Foods Corp.	WW International, Inc.	MPG Ingredients, Inc.	Turning Point Brands, Inc.

Shareholder Input on Executive Compensation

At the 2023 annual meeting of shareholders, the Company provided the shareholders with the opportunity to cast an annual advisory vote to approve the Company’s executive compensation. Approximately 83.9% of the shares present by virtual attendance or represented by proxy and entitled to vote on the “2023 say-on-pay advisory vote” were voted in favor of the proposal. We have considered the 2023 say-on-pay advisory vote and believe that the support of our shareholders for the 2023 say-on-pay advisory vote indicates that our shareholders are generally supportive of our approach to executive compensation. The Company considered the outcome of the say-on-pay advisory votes when making compensation decisions regarding its NEOs for 2023 and plans to continue to consider input from shareholders in future years.

Tax and Accounting Considerations

Section 409A of the Code

Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

Section 280G of the Code

Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.

Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans, including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, the Compensation and Human Resources Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation and Human Resources Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of certain executives, including each of our named executive officers. Historically, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code could be excluded from this $1 million limit. This exception was repealed with the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after 2017, unless certain transition relief is available.

While the Compensation and Human Resources Committee may consider the deductibility of compensation as a factor in determining executive compensation, the Compensation and Human Resources Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives, without regard to the deductibility of compensation under it.

Accounting Standards

ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, RSUs, and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. The Compensation and Human Resources Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.
Fiscal Year 2023 Compensation Elements & Philosophy
The objective of our compensation program is to provide a total compensation package to each named executive officer that will enable us to:
•Attract, motivate and retain outstanding individuals;

•Reward named executive officers for performance; and
•Align the financial interests of each named executive officer with the interests of our shareholders to encourage each named executive officer to contribute to our long-term performance and success.
Our executive compensation philosophy is focused on “pay-for-performance,” which means results above or below our expectations may result in above- or below-market compensation outcomes in any given fiscal year.
Our compensation program is primarily made up of the following direct compensation elements, which is further described below:

Element	Fixed or Variable	Purpose & Design Features
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.

Annual Cash Incentive	Variable At-Risk	To motivate and reward the achievement of our annual performance, based on the attainment of pre-defined financial performance objectives.

Equity Awards	Variable At-Risk	To align executives’ interests with the interests of shareholders through equity-based compensation with time-based vesting periods, and to promote the long-term retention of our executives and other key management personnel.

Benefits	Fixed	To provide attractive benefits that promote employee (and potentially family) health and wellness. Benefits are provided at a level that is the same or similar to all employees.
Base Salary
Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to our success, the position and responsibilities of the NEOs and competitive industry pay practices for other high growth, premium brand companies of similarly sized companies in the industry.
The Compensation and Human Resources Committee typically reviews base salaries on an annual basis, referencing peer group and survey data to understand the marketplace for individuals in similar positions. No formulaic base salary increases are provided to our named executive officers; however, annual merit increases are provided when the Compensation and Human Resources Committee determines that such increases are warranted in light of national salary increase levels, salary levels within companies in our peer group, individual performance and/or overall Company performance. We pay base salaries to attract, recruit and retain qualified employees. The base salaries for 2023 for our named executive officers take into account the initial base amount set forth in the executive’s respective employment agreement, the scope of the executive’s responsibilities, individual contributions, prior experience, internal equity and sustained performance.
The base salaries of our named executive officers for 2023 were as follows. Adjustments to salary were made to align cash compensation more closely within a competitive range of the market median of our peers:

Executive & Title	2022 Base Salary	2023 Base Salary	Salary Adjustment
Kim Rivers, CEO	$500,000	$750,000	$250,000
Alex D’Amico, Former CFO	$400,000	$520,000	$120,000
Ryan Blust, Former Interim CFO	N/A	$261,250	N/A
Tim Mullany, Former CFO	$—	$550,000	N/A
Eric Powers, CLO	$350,000	$367,500	$17,500
Kyle Landrum, CPO	$300,000	$315,000	$15,000
Timothy Morey, CSO	$300,000	$365,000	$65,000

Annual Performance-Based Cash Incentive Compensation
Annual Bonuses are awarded based on qualitative and quantitative performance standards and reward performance of each NEO. The determination of an NEO’s performance may vary from year to year depending on economic conditions and conditions in the industry in which we operate and may be based on metrics the Compensation and Human Resources Committee and management believe provide proper incentives for achieving long-term shareholder value. The Compensation and Human Resources Committee and the Board of Directors retain full discretion over performance evaluation and the amount of any bonuses to be paid to NEOs.
For the covered periods, the Compensation and Human Resources Committee authorized Ms. Rivers to set quarterly performance objectives for the NEOs (other than herself) and to determine the level of achievement with respect to such objectives. One-third of such NEOs’ target bonus opportunity is based on these quarterly performance objectives. The Compensation and Human Resources Committee set annual performance objectives for Ms. Rivers and determined, in its discretion, the level of achievement with respect to such objectives. For 2023, such objectives are as set forth below. Further to achievement of these objectives, Ms. Rivers’ bonus is subject to a +/-20% individual modifier, determined by the Compensation and Human Resources Committee. For the covered periods, the Compensation and Human Resources Committee established threshold, target and maximum performance metrics for our NEOs tied to revenue, Adjusted EBITDA, and cash flows from operations of the Company. For our NEOs other than Ms. Rivers, two-thirds of such NEOs’ target bonus is based on these pre-established financial targets. 100% of Ms. Rivers target bonus is based on these pre-established financial targets. In accordance with the terms of the respective employment agreements, at threshold achievement, 50% of our NEOs target bonus is earned. At target achievement, 100% of our NEOs target performance bonus is earned. At maximum achievement, 200% of our NEOs target bonus is earned. Each NEO has a target bonus as a % of base salary, summarized in the employment agreement summaries and as set forth below.

Executive & Title	Target % of Base Salary
Kim Rivers, CEO	100%
Alex D’Amico, Former CFO	80%
Ryan Blust, Former Interim CFO	40%
Tim Mullany, Former CFO	80%
Eric Powers, CLO	70%
Kyle Landrum, CPO	50%
Timothy Morey, CSO	50%

The performance metrics adopted by the Compensation and Human Resources Committee for 2023 were as set forth in the chart below.
Target Bonus Goals & Opportunity

	Revenue	Adjusted EBITDA	Cash Flows from Operations	Bonus Percentage
Threshold (Low End Guidance)	1,000,000,000	290,000,000	75,000,000	50%
Target (High End Guidance)	1,100,000,000	330,000,000	100,000,000	100%
Maximum (Stretch Goal)	1,228,000,000	367,000,000	123,000,000	200%
_________
(1)The Target Bonus Opportunity for the NEOs for 2023 was based 40% on the Revenue Metric, 40% on the Adjusted EBITDA Metric, and 20% based on the Cash from Operations Metric.
Actual results of the above goals fell between Target and Maximum levels. Revenue fell between Target and Maximum, Adjusted EBITDA fell between Threshold and Target, and Cash Flow from Operations fell above Maximum. The Compensation and Human Resources Committee determined the financial achievement compared to 2023 goals resulted in a payment of 125.5% of target bonuses.
Long-Term Equity Incentive Compensation
We provide equity-based long-term incentive compensation to our named executive officers to link long-term results with our shareholders’ interests, to promote the long-term retention of our executives and key management personnel, and to ensure that such NEOs have a continuing stake in our long-term success. We grant equity incentive awards to our NEOs in conjunction with the applicable NEO’s initial hire, and at other times at the discretion of the Compensation and Human Resources Committee, and we have implemented a practice to grant annual equity awards after the close of the fiscal year.
The Compensation and Human Resources Committee believes in a balanced approach to long-term incentive compensation. Under our equity-based 2021 omnibus incentive plan (the “2021 Plan”), we granted our executive officers two types of awards: stock options (“Options”) and time-based restricted stock units (“RSUs”). Based on a review of market data and recommendations from Meridian, each named executive officer has a targeted aggregate dollar value, which is allocated among the awards as outlined below. The Compensation and Human Resources Committee uses grants of equity awards to further our objective of a pay-for-performance compensation program to tie executive compensation to the achievement of our longer-term corporate strategies and business objectives and to the long-term interests of our shareholders.
The Board of Directors believes that incentive compensation in the form of stock option grants which vest over time is beneficial and necessary to attract and retain both senior executives and managerial talent at other levels. Furthermore, the board of directors believes stock option grants are an effective long-term incentive vehicle because they are directly tied to share price over a longer period, up to 10 years, and motivate executives to deliver sustained long-term performance and increase shareholder value, and have a time horizon that aligns with long-term corporate goals.
The table below outlines the mix of equity awards granted to our named executive officers in 2023:

Award Type	Fiscal Year 2023 Allocation Percentage	Alignment to Shareholder Interests
Options	50%	Awarded at fair market price on date of grant, and only has value if the stock price increases
RSUs	50%	Value of award dependent on our stock price
Indirect Compensation Elements: Health and Welfare Benefits
In addition to the primary elements of compensation described above, our NEOs also participate in employee benefits programs available to our employees generally. In addition, we provide other benefits to our NEOs on the same basis as all of our employees generally. These benefits include group health (medical, dental, and vision) insurance, group short- and long-term disability insurances, and group life insurance.
Restrictions on Hedging
Our Insider Trading and Reporting Policy prohibits our officers (including the NEOs), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by such individuals.
Clawback Policy
In November 2022, the SEC issued final rulemaking that directed the listing exchanges to adopt rules requiring listed companies to implement a clawback policy that requires recovery of incentive compensation erroneously paid during the three completed fiscal years immediately preceding the date on which a listed company is required to prepare an accounting restatement to correct an error that is material to the listed company’s previously issued financial statements. The Company intends to adopt updated clawback provisions when such rulemaking regarding recoupment policies becomes applicable to the Company.

Compensation Policies and Practices as Related to Risk Management
The compensation committee and management do not believe that the company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. A significant portion of the compensation provided to our employees is in the form of long-term equity-based incentives that we believe are important to help align our employees’ interests with those of our stockholders. We do not believe that these equity-based incentives encourage unnecessary or excessive risk taking because their ultimate value is tied to our stock price.

Executive Employment Agreements
Certain compensation paid to our NEOs reflected in the summary compensation table was provided pursuant to employment agreements entered into with the Company (together the “Employment Agreements”). The Employment Agreements generally provide for at-will employment and set forth the NEO’s initial base salary and eligibility for employee benefits. In addition, each of our NEOs is subject to confidentiality obligations and has agreed to assign to us any inventions developed during the term of their employment.
Agreement with Ms. Rivers
On September 29, 2021, we entered into an Executive Employment Agreement with Kim Rivers, our Chief Executive Officer (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement, Ms. Rivers’ will be paid an annual base salary of $500,000 and she will be eligible for an annual bonus targeted at 100% of her base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation and Human Resources Committee. Upon achievement of superior performance against goals by both the Company and Ms. Rivers, Ms. Rivers will be eligible to receive a maximum annual bonus equal to 200% of her base salary. If the Company does not achieve annual target performance goals but achieves threshold performance goals, then Ms. Rivers will be eligible for an annual bonus equal to 50% of base salary. In addition, Ms. Rivers received a 2021 equity award equal to $2,800,000, granted as half RSUs and half stock options and is eligible for annual equity awards.
Ms. Rivers will also be eligible to receive certain severance benefits in connection with a termination of her employment by the Company without Cause or by Ms. Rivers for Good Reason (each as defined in the CEO Employment Agreement), in each case, subject to execution of a general release of claims. If such termination occurs, Ms. Rivers shall be entitled to receive the sum of (a) two and one-half (2.5) times the sum of her base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a thirty (30) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“CEO Severance”). In addition, the Company will pay COBRA premiums for Ms. Rivers (and her dependents) until the earlier of (i) the thirty (30) month anniversary of her termination date; and (ii) the date on which she either receives or becomes eligible to receive substantially similar coverage from another employer. In addition, all of Ms. Rivers’ unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation and Human Resources Committee certifies that the performance goals are actually met and the Company will also provide Ms. Rivers twelve (12) months of outplacement support.
If the Company terminates Ms. Rivers’ employment without Cause or she terminates her employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the CEO Employment Agreement), then Ms. Rivers shall receive the same severance described above, except that (i) the CEO Severance shall be equal to the sum of (x) three (3) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (y) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of three (3) years. In the event any payments to Ms. Rivers would otherwise constitute a parachute payment under Section 280G of the Internal Revenue Code, the payments will be limited to the greater of (i) the dollar amount which can be paid to such named executive officer without triggering an excise tax under Section 4999 of the Internal Revenue Code or (ii) the greatest after-tax dollar amount after taking into account any excise tax incurred under Section 4999 of the Internal Revenue Code with respect to such parachute payments.
Agreements with Mr. D’Amico and Mr. Powers
On September 29, 2021, we entered into Executive Employment Agreements with Alex D’Amico, our former Chief Financial Officer, and Eric Powers, our Chief Legal Officer. Pursuant to their respective employment agreements, Mr. D’Amico and Mr. Powers will paid an annual base salary of $400,000 and $350,000, respectively, and will be eligible for an annual bonus targeted at 80% and 70%, respectively, of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation and Human Resources Committee. Upon achievement of superior performance with respect to such performance goals, Mr. D’Amico and Mr. Powers will be eligible to receive a maximum annual bonus equal to 160% and 140%, respectively, of base salary. If the Company does not achieve annual target performance goals but achieves threshold performance goals, then Mr. D’Amico and Mr. Powers will each be eligible for an annual bonus equal to 40% and 35%, respectively, of base salary. In addition, both Mr. D’Amico and Mr.

Powers received a 2021 equity award equal to $865,000 and $750,000, respectively, granted as half RSUs and half stock options and are eligible for annual equity awards.
Each of Mr. D’Amico and Mr. Powers will also be eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by him for Good Reason (as defined in the corresponding employment agreement), subject to execution of a general release of claims. If such termination occurs, Mr. D’Amico or Mr. Powers, as applicable, shall be entitled to receive the sum of (a) two (2) times the sum of his base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a twenty-four (24) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions. In addition, the Company will pay COBRA premiums for Mr. D’Amico or Mr. Powers (and their dependents), as applicable, until the earlier of (i) the twenty-four (24) month anniversary of his termination date; and (ii) the date on which he either receives or becomes eligible to receive substantially similar coverage from another employer. Finally, all of Mr. D’Amico’s or Mr. Powers’, as applicable, unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation and Human Resources Committee certifies that the performance goals are actually met.
If the Company terminates either Mr. D’Amico’s or Mr. Powers’ employment without Cause or either terminates his employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the corresponding employment agreement), then he shall receive the same severance described above, except that (i) the severance shall be equal to the sum of (I) two and one half (2.5) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (II) a prorated annual bonus. In the event any payments to Mr. D’Amico or Mr. Powers would otherwise constitute a parachute payment under Section 280G of the Internal Revenue Code, the payments will be limited to the greater of (i) the dollar amount which can be paid to such named executive officer without triggering an excise tax under Section 4999 of the Internal Revenue Code or (ii) the greatest after-tax dollar amount after taking into account any excise tax incurred under Section 4999 of the Internal Revenue Code with respect to such parachute payments.

On June 18, 2023, the Company accepted the resignation of Mr. D’Amico. Mr. D’Amico did not receive any severance in connection with his resignation.

Agreement with Mr. Mullany

In connection with Mr. Mullany’s appointment as Chief Financial Officer, the Company entered into an employment agreement, dated June 18, 2023 (the “Mullany Employment Agreement”). The Mullany Employment Agreement provides that the term of Mr. Mullany’s employment will have an initial four-year term from the Start Date (the “Initial Term”) and will renew for successive one-year terms thereafter unless notice of non-renewal is provided by either party. Beginning on the Start Date, the Mullany Employment Agreement provides for, among other things, (i) a base salary of $550,000 per year, pro-rated as of the Start Date, (ii) an annual bonus targeted at 80% and up to 160% of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee and (iii) an annual equity award for 2023 of 58,666 restricted stock units, of which 50% will vest on December 1, 2024, and 50% will vest on December 1, 2025. Beginning in 2024 and for each subsequent fiscal year during Mr. Mullany’s employment, Mr. Mullany will be eligible for an annual equity award (“Annual Equity Award”) determined under the equity grant policies established by the Compensation Committee and subject to the Company’s current existing equity incentive plan (the “Equity Incentive Plan”), which may be in the form of stock options, restricted stock, restricted stock units, performance shares, performance units, or any other equity award that is permitted pursuant to the Equity Incentive Plan. In connection with Mr. Mullany’s entry into the Mullany Employment Agreement, Mr. Mullany was also awarded a long-term equity incentive award in the form of restricted stock units with a total grant date fair value of $2,000,000, of which 25% will vest on December 1, 2024, 50% will vest on December 1, 2025, and 25% will vest on December 1, 2026. The Mullany Employment Agreement also includes provisions for separation payments and benefits upon certain types of termination of employment, as further described below, as well as standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual property assignment provisions.

Mr. Mullany was eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by Mr. Mullany for Good Reason (each as defined in the Mullany Employment Agreement), in each case, subject to execution of a general release of claims.

Effective July 20, 2023, Mr. Mullany resigned as the Company’s Chief Financial Officer for personal reasons. Mr. Mullany did not receive any severance in connection with his departure.

Agreement with Mr. Blust
Mr. Blust previously entered into an employment agreement with the Company, dated September 29, 2021 (the “Blust Employment Agreement”), pursuant to which, he receives an annual base salary of $225,000 per year that is paid in accordance with the Company’s regular payroll practices, subject to all customary withholding and deductions, and will also be eligible for an annual bonus targeted at 40% and up to 80% of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation and Human Resources Committee. Mr. Blust will also be eligible for equity award grants in a manner consistent with the Company’s practices for senior management and will also be entitled to participate in the Company’s employee benefits programs available to its employees generally. In addition, Mr. Blust will be entitled to participate in other benefits that are available to our executive officers on the same basis as all our employees generally, including group health (medical, dental, and vision) insurance, group short- and long-term disability insurances, and group life insurance. The Blust Employment Agreement also includes provisions for separation payments and benefits upon certain types of termination of employment as well as standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual property assignment provisions.

In connection with his service as Interim Chief Financial Officer, there was no increase in Mr. Blust’s compensation. Effective January 1, 2024, Mr. Blust ceased serving as Interim Chief Financial Officer and returned to his role as the Company’s Vice President, Finance.
Agreements with Mr. Landrum and Mr. Morey
On September 29, 2021, we entered into Executive Employment Agreements with Kyle Landrum, our Chief Production Officer, and Tim Morey, our Chief Sales Officer. Pursuant to their respective employment agreements, Mr. Landrum and Mr. Morey will each be paid an annual base salary of $300,000 and will each be eligible for an annual bonus targeted at 50% of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation and Human Resources Committee. Upon achievement of superior performance with respect to such performance goals, Mr. Landrum and Mr. Morey will be eligible to receive a maximum annual bonus equal to 100%, of base salary. If the Company does not achieve annual target performance goals but achieves threshold performance goals, then Mr. Landrum and Mr. Morey will each be eligible for an annual bonus equal to 25% of base salary. In addition, both Mr. Landrum and Mr. Morey received a 2021 equity award equal to $750,000, granted as half RSUs and half stock options and are eligible for annual equity awards.
Each of Mr. Landrum and Mr. Morey will also be eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by him for Good Reason (as defined in the corresponding employment agreement), subject to execution of a general release of claims. If such termination occurs, Mr. Landrum or Mr. Morey, as applicable, shall be entitled to receive the sum of (a) one and 1⁄2 (1.5) times the sum of his base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a eighteen (18) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions. In addition, the Company will pay COBRA premiums for Mr. Landrum and Mr. Morey (and their dependents), as applicable, until the earlier of (i) the eighteen (18) month anniversary of his termination date; and (ii) the date on which he either receives or becomes eligible to receive substantially similar coverage from another employer. Finally, all of Mr. Landrum’s or Mr. Morey’s, as applicable, unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation and Human Resources Committee certifies that the performance goals are actually met.
If the Company terminates either Mr. Landrum’s or Mr. Morey’s employment without Cause or either terminates his employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the corresponding employment agreement), then he shall receive the same severance described above, except that (i) the severance shall be equal to the sum of (I) two times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (II) a prorated annual bonus. In the event any payments to Mr. Landrum or Mr. Morey would otherwise constitute a parachute payment under Section 280G of the Internal Revenue Code, the payments will be limited to the greater of (i) the dollar amount which can be paid to such named executive officer without triggering an excise tax under Section 4999 of the

Internal Revenue Code or (ii) the greatest after-tax dollar amount after taking into account any excise tax incurred under Section 4999 of the Internal Revenue Code with respect to such parachute payments.
Summary Compensation Table
The following table sets forth information regarding compensation earned by our named executive officers during years 2023, 2022, and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Kim Rivers(6) Chief Executive Officer	2023	750,000	11,638	780,252	870,308	941,250	3,765	3,357,213
	2022	500,000	—	1,400,002	1,765,511	224,500	14,939	3,904,952
	2021	500,000	—	1,399,991	2,354,938	1,280,000	2,519,551	8,054,480
Alex D’Amico(7) Former Chief Financial Officer	2023	235,385	18,697	—	—	—	1,883	255,965
	2022	400,000	—	432,500	545,420	187,934	25,050	1,590,903
	2021	400,000	15,000	432,499	965,323	434,267	30,007	2,277,096
Ryan Blust(8) Former Interim Chief Financial Officer	2023	252,164	14,002	101,202	112,884	112,773	1,559	594,584
Tim Mullany(9) Former Chief Financial Officer	2023	21,154	—	—	—	—	—	21,154
Eric Powers(10) Chief Legal Officer	2023	367,500	17,949	229,485	255,972	296,964	3,765	1,171,635
	2022	350,000	—	374,998	472,904	132,550	25,212	1,355,664
	2021	350,000	15,000	375,003	730,162	324,164	31,049	1,825,378
Kyle Landrum(11) Chief Production Officer	2023	315,000	17,949	229,485	255,972	182,207	3,765	1,004,378
	2022	300,000	—	374,998	472,904	86,801	25,158	1,259,861
Timothy Morey(11) Chief Sales Officer	2023	365,000	15,730	214,187	238,908	208,354	3,765	1,045,944
	2022	300,000	—	374,998	472,904	83,562	21,203	1,252,667
_________
(1)Represents discretionary bonus amounts paid.
(2)Represents the grant date fair value of restricted stock unit awards granted in fiscal years 2023, 2022, and 2021 in accordance with ASC Topic 718. The 2021 amount reflected for Ms. Rivers does not include the grant date fair value of 2,285,178 restricted stock units granted to Ms. Rivers on September 15, 2021 to replace a compensatory warrant that was issued to Ms. Rivers in 2018 as reported in a Form 8-K filed with the SEC on September 17, 2021. The grant date fair value of such restricted stock units calculated in accordance with ASC Topic 718 is approximately $57,769,300 which was equal to the fair value of the replaced compensatory warrants as of such date.
(3)Represents the grant date fair value of option awards granted in fiscal years 2023, 2022, and 2021 in accordance with ASC Topic 718, which includes the use of the "simplified" method due to our limited trading history.
(4)Represents non-equity incentive plan compensation for each fiscal year based on achievement of qualitative and quantitative performance objectives for each fiscal year as determined by the Compensation and Human Resources Committee.
(5)2023 includes employer paid portions of premiums for life, dental, and vision insurance, while 2022 also includes employer paid portions of premiums for certain benefits. $2,500,000 of the amount reflected for Ms. Rivers in 2021 represents a cash payment made by the Company to Ms. Rivers as consideration for the termination and cancellation of a compensatory warrant that was issued to Ms. Rivers in 2018 as reported in a Form 8-K filed with the SEC on September 17, 2021.
(6)Ms. Rivers was appointed President and Chief Executive Officer of the Company in September 2018 upon completion of the Schyan Transaction. Ms. Rivers ceased serving as President of the Company in December 2021 upon the appointment of Steve White as President.
(7)Mr. D’Amico was appointed Chief Financial Officer of the Company in June 2020 and in June 2023 resigned his position effective immediately. In connection with Mr. D’Amico’s resignation, the audit committee of the Company’s board of directors (the “Audit Committee”), with the assistance of independent outside legal counsel, investigated circumstances relating to irregularities with Mr. D’Amico’s expense reimbursement submissions and his use of a corporate credit card over the tenure of his employment at the Company. The Audit Committee and the Company determined that Mr. D’Amico engaged in conduct that was inconsistent with the Company’s policies and procedures by both submitting expense reimbursements for personal expenses as well as utilizing corporate credit cards for personal expenses. The investigation has concluded, and the Company estimates that the total amount in question is between $350,000 to $400,000.
(8)Mr. Blust was appointed Interim Chief Financial Officer in June 2023 and served in this capacity through the end of 2023. No amounts are reported for Mr. Blust for 2022 because he was not an NEO prior to 2023.
(9)Mr. Mullany served as the Company's Chief Financial Officer for a portion of June 2023 prior to his resignation. Mr. Mullany received nominal compensation from the Company during 2023.
(10)Mr. Powers was appointed General Counsel of the Company in February 2019 and was appointed Chief Legal Officer in March 2021.
(11)As permitted by the SEC, because 2022 was Mr. Landrum and Mr. Morey’s first year as a Named Executive Officer, the compensation paid to them prior to 2022 is not included in this table. Each were appointed to their current positions in October 2019.

Grant of Plan-Based Awards

The following table provides information regarding the grants of plan-based awards made in 2023 to our named executive officers. Messrs. D'Amico and Mullany received no grants of equity or non-equity awards by the Company during 2023 and are omitted from the table below.

		Estimated Future Payouts Under Non-Equity Incentive Plans			Estimated Future Payouts Under Equity Incentive Plans
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
Kim Rivers	7/25/2023 (1)							195,552	435,154	3.99	1,650,560
	N/A(2)	375,000	750,000	1,500,000
Ryan Blust	7/25/2023 (1)							25,364	56,442	3.99	214,086
	N/A(2)	130,625	261,250	522,500
Eric Powers	7/25/2023 (1)							57,515	127,986	3.99	485,457
	N/A(2)	183,750	367,500	735,000
Kyle Landrum	7/25/2023 (1)							57,515	127,986	3.99	485,457
	N/A(2)	157,500	315,000	630,000
Timothy Morey	7/25/2023 (1)							53,681	119,454	3.99	453,095
	N/A(2)	182,500	365,000	730,000
(1)The amounts shown reflect the number of shares underlying RSU awards and stock options granted to the NEOs in 2023. See footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table for a description of the vesting schedule of the RSUs and stock options reported in this table.
(2)The amounts shown in this row reflect the estimated threshold, target and maximum amounts that could have been paid to the NEO under the 2023 annual cash incentive program, the material terms of which are described above under “Annual Performance-Based Cash Incentive Compensation.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards for each of our named executive officers as of December 31, 2023. Messrs. D'Amico and Mullany had no equity awards outstanding as of December 31, 2023 and are omitted from the table below.

		Option Awards (1)					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price (2) ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Kim Rivers	1/3/2020(1)	160,944	—	—	11.52	1/3/2025			—	—
	1/4/2021(1)	46,856	—	—	33.42	1/4/2026			—	—
	9/29/2021(2)	172,962	—	—	26.88	12/31/2027			—	—
	2/24/2022(2)	123,745	61,873	61,873	21.48	2/24/2029			—	—
	7/25/2023(2)	145,052	290,102	290,102	3.99	2/24/2030			—	—
	2/24/2022(3)								32,589	169,783
	7/25/2023(3)								195,552	1,018,826
Ryan Blust	1/3/2020(1)	24,280	—	—	11.52	1/3/2025			—	—
	1/4/2021(1)	7,497	—	—	33.42	1/4/2026			—	—
	9/29/2021(2)	19,458	—	—	26.88	12/31/2027			—	—
	2/24/2022(2)	16,573	8,287	8,287	21.48	2/24/2029			—	—
	7/25/2023(2)	18,814	37,628	37,628	3.99	2/24/2030			—	—
	2/24/2022(3)								4,634	22,736
	7/25/2023(3)								25,364	132,146
Eric Powers	1/3/2020(1)	73,575	—	—	11.52	1/3/2025			—	—
	1/4/2021(1)	21,420	—	—	33.42	1/4/2026			—	—
	9/29/2021(2)	46,329	—	—	26.88	12/31/2027			—	—
	2/24/2022(2)	33,146	16,573	16,573	21.48	2/24/2029			—	—
	7/25/2023(2)	42,662	85,324	85,324	3.99	2/24/2030			—	—
	2/24/2022(3)								8,729	45,478
	7/25/2023(3)								57,515	299,653
Kyle Landrum	1/3/2020(1)	73,575	—	—	11.52	1/3/2025			—	—
	1/4/2021(1)	21,072	—	—	33.42	1/4/2026			—	—
	9/29/2021(2)	46,329	—	—	26.88	12/31/2027			—	—
	2/24/2022(2)	33,146	16,573	16,573	21.48	2/24/2029			—	—
	7/25/2023(2)	42,662	85,324	85,324	3.99	2/24/2030			—	—
	2/24/2022(3)								8,729	45,478
	7/25/2023(3)								57,515	299,653
Timothy Morey	1/3/2020(1)	73,575	—	—	11.52	1/3/2025			—	—
	1/4/2021(1)	8,394	—	—	33.42	1/4/2026			—	—
	9/29/2021(2)	46,329	—	—	26.88	12/31/2027			—	—
	2/24/2022(2)	33,146	16,573	16,573	21.48	2/24/2029			—	—
	7/25/2023(2)	39,818	79,636	79,636	3.99	2/24/2030			—	—
	2/24/2022(3)								8,729	45,478
	7/25/2023(3)								53,681	279,678
(1)This award consists of stock options with vesting of 15% in year one, 25% in year two and 40% in year three.
(2)This award consists of stock options that vest in equal amounts over a period of three years.
(3)This award consists of restricted stock units with vesting of 50% in year two and 50% in year three.

(4)Market value based on $5.21 per share, which was the closing market price of the Subordinate Voting Shares (TCNNF) on December 29, 2023, the last business day of 2023.
Option Exercises and Stock Vested

There were no exercises of stock options by the Named Executive Officers during the year ended December 31, 2023. Mr. Mullany was not granted any equity awards while employed by the Company and is omitted from the table below. As a result of Mr. D'Amico’s termination, his RSUs were forfeited, he had no option exercises or stock vested during 2023 and is omitted from the table below.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#) (1)	Value realized on vesting ($)
Kim Rivers	—	—	58,631	307,226
Ryan Blust	—	—	7,295	38,226
Eric Powers	—	—	15,705	82,294
Kyle Landrum	—	—	15,705	82,294
Timothy Morey	—	—	15,705	82,294
(1)See footnote (4) of the “Outstanding Equity Awards at Fiscal Year-End” table for the details regarding vesting of outstanding RSU awards.
Pension Benefits
The named executive officers do not participate in any pension plans and received no pension benefits during 2023.
Nonqualified Deferred Compensation
The named executive officers do not participate in any nonqualified deferred compensation plans and received no nonqualified deferred compensation during 2023.
Estimate of Potential Payments Upon Termination or Change in Control
The severance benefits for our NEOs are provided under individual employment agreements and, in certain cases, equity award agreements. Upon any termination of employment, each NEO will be entitled to receive, within thirty days following termination, any accrued and vested payments and benefits that have not yet been paid, including unpaid base salary earned and reimbursement for any unreimbursed business expenses (collectively, the “Accrued Benefits”). Additionally, depending on the type of termination, each NEO may be entitled to receive severance payments in addition to the Accrued Benefits.
The narrative disclosure above describes the severance or change in control benefits that each NEO would be entitled to receive in addition to the Accrued Benefits (in the case of a termination of employment), and these severance benefits are quantified in the Estimate Potential Payments Upon Termination or Change in Control table below. Unless otherwise indicated, the narrative disclosure and the amounts estimated in the table below assume that the relevant triggering event (a termination of employment or change in control, as applicable) occurred on December 31, 2023, and are based on the terms of the applicable employment agreements and equity award agreements that were in effect on that date. The terms “cause,” “good reason,” “disability,” and “change in control” in this section have the meanings provided in the applicable employment agreement or equity award agreement.
The table below assumes that any equity awards that vest in connection with the applicable triggering event and values equity awards based on the closing price of one Subordinate Voting Share on December 29, 2023 of $5.21.

In the event any benefits or payment amounts constitute an “excess parachute” payment as defined in Section 280G of the Internal Revenue Code, the NEO will receive the better of, on an after-tax basis, (a) the unreduced excess parachute payment with no tax gross up payment, or (b) a parachute payment reduced to a level below which an excise tax is imposed.
Messrs. D’Amico and Mullany resigned as Chief Financial Officer and their employment with the Company prior to December 31, 2023. Messrs. D’Amico and Mullany received no severance payments or benefits in connection with their terminations and have therefore been omitted from the table below.

Name	Type of Payment	Termination for Death or Disability ($)	Termination for Cause or Without Good Reason ($)	Termination Without Cause or for Good Reason Absent a Change in Control ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)	Change in Control ($)(3)
Kim Rivers	Cash	—	—	2,625,000	3,000,000	—
	Stock Incentives(1)	1,719,497	—	1,719,497	1,719,497	1,719,497
	Other Benefits(2)	—	—	39,186	39,186	—
	Total	1,719,497	—	4,383,683	4,758,683	1,719,497
Ryan Blust	Cash	—	—	522,500	653,125	—
	Stock Incentives(1)	223,742	—	223,742	223,742	223,742
	Other Benefits(2)	—	—	39,065	39,065	—
	Total	223,742	—	785,307	915,932	223,742
Eric Powers	Cash	—	—	1,102,500	1,286,750	—
	Stock Incentives(1)	501,274	—	501,274	501,274	501,274
	Other Benefits(2)	—	—	39,176	39,176	—
	Total	501,274	—	1,642,950	1,827,200	501,274
Kyle Landrum	Cash	—	—	787,500	945,000	—
	Stock Incentives(1)	501,274	—	501,274	501,274	501,274
	Other Benefits(2)	—	—	39,176	39,176	—
	Total	501,274	—	1,327,950	1,485,450	501,274
Tim Morey	Cash	—	—	912,500	1,095,000	—
	Stock Incentives(1)	470,890	—	470,890	470,890	470,890
	Other Benefits(2)	—	—	29,676	29,676	—
	Total	470,890	—	1,413,066	1,595,566	470,890
(1)With respect to options, the value of equity acceleration was calculated by (i) multiplying the number of accelerated Subordinate Voting Shares underlying the options by $5.21, the closing trading price of our common stock on December 29, 2023, and (ii) subtracting the aggregate exercise price for the options. Options that were “underwater” were not included as they do not have a positive aggregate spread value. With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs by $5.21, the closing trading price of our common stock on December 29, 2023.
(2)Reflects actual cost of COBRA as in effect as of December 31, 2023, based on each officer’s elections with respect to our health insurance plans.
(3)Pursuant to the terms of the Company's Amended 2021 Plan, all outstanding awards will be accelerated to the extent such awards are not replaced with replacement awards. For purposes of calculation of this column, we have assumed full acceleration of outstanding equity awards.

CEO Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our chief executive officer to the median of the annual total compensation of all our employees (other than our chief executive officer). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2023, our chief executive officer’s annual total compensation was $3,357,213 and the median employee’s annual total compensation was $17,649. Accordingly, our CEO Pay Ratio for 2023 was approximately 190 to 1. Our CEO Pay Ratio is described below.
Methodology, Assumptions, and Estimates Used in Determining our CEO Pay Ratio

We selected December 31, 2023 as the date for determining the employee population used to identify the median employee. To identify the Company’s median employee, we used actual 2023 taxable wages paid to each employee (both hourly and salaried) as of December 31, 2023. We believe this consistently applied compensation measure reasonably reflects annual compensation across the Company’s employee base. As of December 31, 2023, we had approximately 5,600 active employees (excluding our chief executive officer), consisting of full-time, part-time, seasonal, and temporary employees. We did not make any other assumptions, adjustments or estimates with respect to compensation. For this purpose, we did not annualize the wages of any individuals who were employed less than the full calendar year.

After identifying the Company’s median employee, we calculated the median employee’s and the chief executive officer’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Because Item 402(u) of Regulation S-K permits companies to use a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect a company’s employee population and compensation practices, we believe that our CEO Pay Ratio should not be used as a basis for comparison between companies. In addition, we expect our CEO Pay Ratio may vary year over year due to the size of the Company and the variability in employee compensation.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our PEO and to our other non-PEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.
We were not a reporting company pursuant to Section 13(a) or Section 15(d) of the Exchange Act prior to 2021, and as such, we have not included any information in this table for 2020.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (1)(2))	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (in thousands) ($) (5)(6)	Adjusted EBITDA (in thousands) ($) (6)
					Total Shareholder Return ($) (3)	Peer Group Total Shareholder Return ($) (3)(4))*
2023	3,357,213	3,774,319	682,277	832,327	16.48	36.44	(526,796)	322,334
2022	3,904,952	(656,152)	1,364,774	33,782	22.65	32.76	(246,064)	398,249
2021	8,054,480	7,141,567	2,051,237	1,519,953	77.83	78.33	18,032	384,796
(1)The PEO for all covered years was Kim Rivers. The non-PEO NEOs in 2023 were Ryan Blust, Tim Mullany, Alex D'Amico, Eric Powers, Tim Morey and Kyle Landrum.The non-PEO NEOs in 2022 were Alex D’Amico, Eric Powers, Timothy Morey and Kyle Landrum. The non-PEO NEOs in 2021 were Alex D’Amico and Eric Powers.
(2)Amounts reported in this column are based on total compensation reported for our PEO and our non-PEO NEOs in the Summary Compensation Table for the indicated reporting and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.
(3)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period, or December 31, 2020.

(4)Competitor peer group is composed of the following companies: Cresco Labs Inc.; Curaleaf Holdings Inc. and Green Thumb Industries Inc. Verano Holdings Corp. is not included in the above peer group as they were not a public reporting company until 2021. Amounts reported in this column represent cumulative returns on an initial $100 investment in each peer group company on December 31, 2020.
(5)The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.
(6)Net income and Adjusted EBITDA values in this table reflect immaterial adjustments to previously issued consolidated financial statements that we filed in our Form 10-K for the years ended December 31, 2021 and December 31, 2022.
Compensation Actually Paid—Adjustments
Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.
For the year ended December 31, 2023 the adjustments were as follows:

	2023
	CEO	NEOs
Summary Compensation Table Reported Compensation	$3,357,213	$682,277
Deduct: Grant date fair values of equity awards reported in “Stock Awards” column of the SCT for the covered FY (b)	$1,650,560	$273,016
Deduct: For any awards granted in any prior FY that were forfeited during the covered FY, the fair value at the end of the prior FY	$—	$(43,974)
Add: Fair values as of the end of the covered FY of all equity awards granted during the covered FY that are outstanding and unvested as of the end of such covered FY	$1,892,035	$347,365
Add: The change in fair value (whether positive or negative) as of the end of the covered FY of any equity awards granted in any prior FY that are outstanding and unvested as of the end of such covered FY	$(100,701)	$(15,734)
Add: For awards that are granted and vest in the same FY, the fair value as of the vesting date	$451,938	$74,754
Add: The change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior FY for which all applicable vesting conditions were satisfied at the end of or during the covered FY	$(175,606)	$(27,293)
Total Compensation Actually Paid	$3,774,319	$832,327
Financial Performance Measures
As described in greater detail above in the “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. At this time, we only use two specific financial measures for purposes of determining “compensation actually paid.” As a result, we are not able to, as stipulated by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, provide at least three financial performance measures that in our assessment represent the most important performance measures we use to link “compensation actually paid” to our named executive officers to company performance for 2023. The most important financial performance measures used by us to link executive compensation actually paid to our named executive officers, for the most recently completed fiscal year, to our performance are as follows:

Most Important Financial Measures Linking Trulieve NEO Pay to Company Performance
Adjusted EBITDA
Revenue
Cash Flow from Operations
Relationship Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Relationship Between Compensation Actually Paid, Trulieve Cumulative TSR and Peer Group Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR and cumulative TSR of our peer group over the three most recently completed fiscal years.

Compensation Actually Paid vs. TSR
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
Compensation Actually Paid
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
TSR
$7,141,567
$82
$79
$1,519,953
$33
$24
-$656,152
$33,782
$4,107,284
$36
$16
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Trulieve Cumulative Total Shareholder Return
Peer Group Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

Compensation Actually Paid vs. Net Income
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
Compensation Actually Paid
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
-$200,000
-$300,000
-$400,000
-$500,000
-$600,000
Net Income ($M)
$7,141,567
$1,519,953
$18,032
-$656,152
$33,782
-$246,100
$2,948,369
-$526,796
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Trulieve Net Income

Relationship Between Compensation Actually Paid and Adjusted EBITDA
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s Adjusted EBITDA over the three most recently completed fiscal years.

Compensation Actually Paid vs. Adjusted EBITDA
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
Compensation Actually Paid
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Adjusted EBITDA
$7,141,567
$1,519,953
$384,581
$400,137
$33,782
-$656,152
$322,334
$2,948,369
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Adjusted EBITDA

Equity Compensation Plan Information
The following table sets forth certain information, as of December 31, 2023, concerning shares of our common stock authorized for issuance under our equity compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	6,326,875	$13.16	9,185,998
Equity compensation plans not approved by shareholders(1)	565,891	$47.25	—
Total equity compensation plans	6,892,766
(1) Includes equity awards granted to replace compensatory warrants that were previously issued by the Company.

Director Compensation Table
The following table provides information concerning the compensation of each non-employee director who served on Company’s board of directors in 2023. Company employees did not receive compensation for serving as directors.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Giannella Alvarez	36,000	45,897	46,843	128,740
Thad Beshears	36,000	45,897	46,843	128,740
Peter Healy	71,000	45,897	46,843	163,740
Richard May	36,000	45,897	46,843	128,740
Thomas Millner	53,500	45,897	46,843	146,240
Jane Morreau	36,000	45,897	46,843	128,740
Susan Thronson	48,000	45,897	46,843	140,740
(1)Represents the aggregate grant date fair value of awards of 11,503 RSUs granted during 2023, computed in accordance with FASB ASC Topic 718. As of December 31, 2023, all RSUs were vested but remained outstanding as settlement was deferred until the earlier of (i) separation from service, (ii) change in control, or (iii) the seventh anniversary of the grant date.
(2)Amounts represent the aggregate grant-date fair value of 25,597 option awards granted to our directors in 2023 computed in accordance with FASB ASC Topic 718. As of December 31, 2023, all option awards were vested.
Director Compensation Program
The Company adopted a board of directors compensation program which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our stock to further align their interests with those of our shareholders. The program provides the following compensation for non-employee directors:
•An annual retainer of $36,000;
•An annual retainer of: (1) $25,000 for the Lead Director, (2) $17,500 for the chair of the Audit Committee, (3) $12,000 for the chair of the Compensation and Human Resources Committee and (4) $10,000 for the chair of the Nominating and Corporate Governance Committee;
•An equity retainer with a value of approximately $150,000 (based on the fair market value of a share of common stock on the determination date) payable 50% in the form of stock options and 50% in the form of restricted stock units, granted upon initial election to the Board and then annually each year.
•The Compensation and Human Resources Committee reviewed its director compensation program in late 2023 and recommended adjustments to the program, based on peer group market data. In connection with these changes, our non-executive directors are newly subject to stock ownership guidelines at three times the annual cash retainer. These adjustments and the rationale for these adjustments will be further disclosed in our 2025 proxy.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the such Section 16(a) reports filed electronically with the SEC during or with respect to the year ended December 31, 2023 and written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2023, the officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a), except as follows: due to administrative errors, (i) Forms 4 describing the July 2023 award of RSUs and stock options to Richard May, Peter Healy and Thomas Millner were filed late and (ii) Forms 4 describing the December 2023 withholding of shares for payment of tax liability in connection with the vesting of RSUs previously granted to Ryan Blust, Kim Rivers, Timothy Morey, Kyle Landrum and Eric Powers were filed late. All information has since been filed with the SEC.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation and Human Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussion, the Compensation and Human Resources Committee recommended to the board (and the board has approved) that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation and Human Resources Committee of the Board
Susan Thronson (Chair)
Thad Beshears
Peter Healy
Richard May

PROPOSAL 3: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Section 14A(a)(1) of the Exchange Act generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding shareholder vote to approve the compensation of the Company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K, not less frequently than once every three years. This is commonly known as, and is referred to herein as, a “say-on-pay” proposal or resolution.
Accordingly, pursuant to Section 14A(a)(1) of the Exchange Act, the Company is providing shareholders with the opportunity to approve the following non-binding, advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
The Board unanimously recommends a vote FOR this resolution.
We are asking our shareholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement pursuant to Item 402 of Regulation S-K.
The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company or the Compensation and Human Resources Committee. However, the Compensation and Human Resources Committee does value the opinions of our shareholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our named executive officers.

PROPOSAL 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN
At the Meeting, the shareholders will be asked to approve the amendment and restatement of the Company’s Amended and Restated 2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan was originally approved by the shareholders on June 10, 2021, and initially amended and restated on June 14, 2023 to increase the share pool limit by adding 10,000,000 Subordinate Voting Shares.
On April 24, 2024, our Board approved the Second Amended and Restated Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan (the “Amended 2021 Plan”), subject to shareholder approval. The Amended 2021 Plan increases the share pool limit by adding 5,500,000 Subordinate Voting Shares to the Amended 2021 Plan as of its effective date. The material features of the Amended 2021 Plan are described below. If approved by the Company’s shareholders, the Amended 2021 Plan will become effective on the date of such approval (the “Effective Date”).
As of the Record Date, there were 5,007,353 shares available under the 2021 Plan. This remaining share pool will not be sufficient to fulfill the Company’s equity compensation program during the next several years. We consider it important to maintain a strong association between compensation of our employees and service providers and our shareholders’ long-term interests. Awards under the Amended 2021 Plan are intended to provide our employees significant incentive to protect and grow shareholder value. We believe that there is an insufficient number of shares remaining available for new grants under our 2021 Plan to sustain these important stock-based incentives.
Timing of Proposal
The last time we asked our shareholders to approve a long-term equity incentive plan, in full, was in 2023. The 2021 Plan has served us well, but approval of the Amended 2021 Plan by our shareholders will allow us to continue to grant equity incentive awards in order to secure and retain the services of our employees, directors and other service providers and to provide long-term incentives that align the interests of our employees, directors and other service providers with the interests of our shareholders. Adopting the Amended 2021 Plan at this time will make an additional 5,500,000 Subordinate Voting Shares of the Company available for issuance to participants, bringing the total number of shares available to approximately 10,507,353.
Amendment to the 2021 Plan:
•Increase the number of shares currently available for awards under the Amended 2021 Plan by 5,500,000 Subordinate Voting Shares
Key Features of the Amended 2021 Plan Designed to Protect Shareholders’ Interests
The Amended 2021 Plan’s design reflects our commitment to strong corporate governance and the desire to preserve and grow long-term shareholder value as demonstrated by the following Amended 2021 Plan features:
•Independent Administrator. The Compensation and Human Resources Committee of the Board will generally be the administrator of the Amended 2021 Plan. Administrative powers may be delegated to officers and other employees, but all determinations regarding awards to our executive officers must be made by the Board or the Compensation and Human Resources Committee, and all determinations regarding awards to our non-employee directors must be made by the Board.
•No Evergreen Feature; Shareholder Approval is Required for Additional Shares. The Amended 2021 Plan does not include an “evergreen” provision providing for annual automatic increases to the shares available for grant pursuant to the plan. The Amended 2021 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs.
•Repricing Prohibited. The Amended 2021 Plan requires that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), shareholder approval be obtained for any repricing, exchange or buyout of underwater awards.

•No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our Subordinate Voting Shares on the date the award is granted and a term no longer than ten years.
•Double-trigger Change-in-Control Provisions. Vesting of outstanding awards is not accelerated automatically upon a change in control of the Company unless the awards are not assumed or converted by the acquirer; rather, vesting will accelerate if the employee is involuntarily terminated in connection with or at any time after the change in control.
•No Liberal Change in Control Definition. The change in control definition in the Amended 2021 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2021 Plan to be triggered.
•Limit on Non-Employee Director Awards. The sum of any cash compensation and the grant date fair value of awards granted under the Amended 2021 Plan to any non-employee director as compensation for services during any calendar year may not exceed $750,000 for an annual grant, subject to limited exception in extraordinary circumstances.
•Recoupment/Clawback. Awards granted under the Amended 2021 Plan will be subject to potential forfeiture to or recoupment by the Company as provided in the Amended 2021 Plan.
Why We Support the Proposal
The Amended 2021 Plan is key to our attracting and retaining top talent. Attracting and retaining top talent in this very competitive industry is one of our fundamental strategic imperatives. Our long-term equity compensation program for our officers and employees is a significant element of our compensation strategy for attracting and retaining our top employees and directors. We have found that equity-based awards are valued by our executives and employees. That sense of value, when coupled with multi-year vesting periods, and performance-based vesting in certain cases, serves to enhance retention of these employees as well as collaboration among them. We believe an equity incentive plan is key to our long-term success and the future realization of value creation for our all of our shareholders.
The Amended 2021 Plan will be used to align the long-term interests of our employees, with those of our shareholders. We consider it crucial to maintain a strong association between compensation of our key employees and our shareholders’ long-term interests. Our long-term equity compensation program is a significant factor in achieving this goal.
Governance-related Provisions. As discussed below, the Amended 2021 Plan includes terms that reflect our strong commitment to governance measures and plan design features considered important by key institutional shareholders and proxy advisory firms.
For these reasons, we are asking our shareholders to approve the additional shares authorized for issuance under the Amended 2021 Plan and thereby enable us to continue to implement our long-term equity compensation program.
Request for Approval of Share Pool Increase
If shareholders do not approve our Amended 2021 Plan, our ability to grant equity awards to our planned new hires, as well as our existing employees and management team, will be severely limited, which would place us at a competitive disadvantage. After a review of our historical practices and our anticipated future growth, we believe that the shares that would become available under our Amended 2021 Plan if this proposal is approved would enable us to continue to grant equity awards for approximately two years (inclusive of 2024 awards), which is vital to our ability to attract and retain the talent required to support our continued growth in the extremely competitive labor market in which we compete.
In determining the share pool under our Amended 2021 Plan, our Board of Directors considered the historical number of equity awards granted by the Company in the past three years. In 2021, 2022 and 2023, the Company made equity awards in respect of 5,423,952 shares, 1,685,851 shares and 4,709,994 shares, respectively, under our 2021 Plan. The weighted average number of shares of our Subordinate Voting Shares and Multiple Voting Shares, on a converted basis, (collectively referred to as “Common Shares”) outstanding in 2021, 2022 and 2023 was 139,366,940, 187,995,317 and 188,974,176, respectively. The Company’s three-year average burn rate under the 2021 Plan and the predecessor Schyan Exploration Inc. Stock Option Plan is 2.43%. We believe our historical burn rate is below the benchmark for a company of our size in our industry, especially given our broad-based use of equity awards to compensate our employees and other key service providers. We believe a low burn rate reflects a judicious use of equity for compensation purposes. We will continue to monitor our equity use in future years to ensure our burn rate is within competitive market norms.
Outstanding Equity Awards
In setting the number of shares authorized for issuance under the Amended 2021 Plan, we considered the total outstanding equity awards under the 2021 Plan. Under the heading “Equity Compensation Plan Information” beginning on page 46, as required by the rules of the U.S. Securities and Exchange Commission, we provide information about shares of Subordinate Voting Shares that may be issued under our equity compensation plans as of December 31, 2023. To facilitate the approval of the Amended 2021 Plan, set forth below is certain additional information as of the record date, April 25, 2024.
As of April 25, 2024, we had 164,063,460 shares of Subordinate Voting Shares issued and outstanding (without converting the Multiple Voting Shares into Subordinate Voting Shares). The closing price of the Subordinate Voting Shares as reported on the OTCQX Best Market on April 25, 2024 was $10.18 (and $13.80 per share on the Canadian Securities Exchange).
Historical Equity Award Granting Practices
We also considered both our total equity “overhang” and our historical and projected annual “burn rate” in developing our share increase to the Amended 2021 Plan and analyzing the impact of using equity as a means of compensation on our shareholders.
Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. In proposing the number of shares authorized for issuance under the Amended 2021 Plan, we considered the number of equity awards granted under the 2021 Plan or the Schyan Exploration Inc. Stock Option Plan in the past three fiscal years. In 2021, 2022 and 2023, the Company granted equity awards representing a total of approximately 5,423,952 shares, 1,685,851 shares and 4,709,994 shares, respectively, as follows:

	2021	2022	2023
Stock options granted	2,168,528	864,051	1,754,817
Restricted stock granted	3,255,424	821,800	2,955,177
Performance share awards granted	—	—	—
Weighted-average shares of Common Shares outstanding during the fiscal year	139,366,940	187,995,317	188,974,176
Burn rate	3.89%	0.90%	2.49%
We also considered our three-year average burn rate (2021, 2022 and 2023) which is 2.43%. We believe our historical burn rate is within market range for a company of our size in our industry, especially given our broad-based use of equity awards to compensate our employees and other key service providers. We will continue to monitor our equity use in future years to ensure our burn rate is within competitive market norms.
Our future burn rate will depend on a number of factors, including the number of participants in the Amended 2021 Plan, the price per share of our Subordinate Voting Shares, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.
Expected Share Usage Needs
In setting the number of shares authorized for issuance under the Amended 2021 Plan, we also considered the potential dilution that would result by approval of the authorization of the share pool for the Amended 2021 Plan, and major proxy advisory firms. The actual dilution will depend on several factors, including the types of awards made under the Amended 2021 Plan. The Board believes the number of shares requested represents a reasonable amount of potential equity dilution, within a competitive range of the median of similarly situated companies.

Summary of the Amended 2021 Plan
The following summary describes the most significant features of the Amended 2021 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended 2021 Plan, a copy of which is attached as Appendix B to this Proxy statement. As of the date of this proxy statement, seven non-employee directors and approximately 5,600 employees and consultants are eligible to participate in the Amended 2021 Plan.
Eligibility and Participation
The administrator selects the individuals who will participate in the Amended 2021 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our subsidiaries. The Compensation and Human Resources Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.
Administration
The Compensation and Human Resources Committee will generally be the administrator of the Amended 2021 Plan. Except as provided otherwise under the Amended 2021 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the Amended 2021 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the Amended 2021 Plan.
The Compensation and Human Resources Committee may delegate to the officers and employees of the Company limited authority to perform administrative actions under the Amended 2021 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of our Board. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
Shares Available Under the Amended 2021 Plan
The shares of our Subordinate Voting Shares issuable pursuant to awards under the Amended 2021 Plan will be shares authorized for issuance under our Amended and Restated Certificate of Incorporation. When the Amended 2021 Plan first becomes effective, the number of shares of our Subordinate Voting Shares issuable pursuant to awards granted under the Amended 2021 Plan (the “Share Pool”) will be equal to (i) 4,000,000 Subordinate Voting Shares as of the original effective date of the 2021 Plan in 2021 plus (ii) 10,000,000 additional Subordinate Voting Shares as of the first amendment date (as amended on June 14, 2023) plus (ii) 5,500,000 additional Subordinate Voting Shares as of the Effective Date.
Adjustments to Share Pool. Following the effective date of the Amended 2021 Plan, the Share Pool will be adjusted as follows:
•The Share Pool will be reduced by one share for each share of our Subordinate Voting Shares made subject to an award granted under the Amended 2021 Plan;
•The Share Pool will be increased by the number of unissued shares of our Subordinate Voting Shares underlying or used as a reference measure for any award or portion of an award granted under the Amended 2021 Plan or the Schyan Exploration Inc. Stock Option Plan (the “Prior Plan”) that is canceled, forfeited, expired, terminated unearned or settled in cash, or is exchanged with the Compensation and Human Resources Committee’s permission, in any such case without the issuance of shares; and
•The Share Pool will be increased by the number of shares of our Subordinate Voting Shares that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our Amended 2021 Plan or Prior Plan.
•The Share Pool will not be increased by (A) the number of shares of our Subordinate Voting Shares that are used as a reference measure for any award granted under the Amended 2021 Plan or Prior Plan that are not issued upon settlement of such award due to net settlement, (B) the number of shares of our Subordinate Voting Shares withheld by or surrendered (either actually or through attestation) to us in payment of the exercise price of any award, or (C) the number of shares of our Subordinate Voting Shares withheld by or surrendered (either actually or through attestation) to us in payment of any tax withholding obligation that arises in connection with any award.
In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, our Committee will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Types of Awards
The Amended 2021 Plan enables the grant of stock options, stock appreciation rights, stock awards, stock unit awards, performance shares, cash-based performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards.
Stock Options and Stock Appreciation Rights. Stock options represent a right to purchase a specified number of shares of our Subordinate Voting Shares from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the Amended 2021 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our Subordinate Voting Shares or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of Subordinate Voting Shares on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 25, 2024, the fair market value of a share of our Subordinate Voting Shares was $10.18 OTCQX Best Market (and $13.80 per share on the Canadian Securities Exchange).
Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the Amended 2021 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our shareholders.
Restricted Stock. Awards of restricted stock are actual shares of our Subordinate Voting Shares that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.
Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of our Subordinate Voting Shares or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal and/or service-based restriction related to such shares of restricted stock has been satisfied.
Restricted Stock Units. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our Subordinate Voting Shares, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our Subordinate Voting Shares are issued to the participant in settlement of stock units, the participant shall not have any rights of a shareholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related or other service-based restriction to such restricted stock units has been satisfied.
Performance Share Units. The Amended 2021 Plan permits the granting of performance share units upon such terms as the Compensation and Human Resources Committee may establish. Each performance share unit represents a promise to deliver a single Subordinate Voting Share of the Company (or the value thereof) based upon the achievement of certain performance goals over the applicable performance period, as specified in the applicable award agreement. The Compensation and Human Resources Committee will determine the applicable performance goals and performance period for each award of performance share units. Any earned performance share units will be settled in the form of shares, cash or a combination thereof as provided in the applicable award agreement. The holders have no voting rights with respect to the performance share units (or the shares subject thereto) prior to the issuance of shares in settlement of the performance share units.
Performance Units. The Amended 2021 Plan permits the granting of performance units upon such terms as the Compensation and Human Resources Committee may establish. Each performance unit has an initial notional value equal to a dollar amount determined by the Compensation and Human Resources Committee. The Compensation and Human Resources Committee will also determine the applicable performance goals and performance period. Any earned performance units will be settled in the form of shares, cash or a combination thereof as provided in the applicable award agreement.
Other Awards. The Compensation and Human Resources Committee may grant other stock-based awards and cash-based awards, subject to the terms and conditions as the Compensation and Human Resources Committee determines are appropriate, which may include, without limitation, the grant of deferred shares, shares or cash based on attainment of performance or other goals established by the Compensation and Human Resources Committee, or shares in lieu of cash under other incentive or bonus programs, or dividend equivalents based on the dividends actually declared and paid on outstanding shares (subject to the same vesting conditions as applicable to the underlying award). These other awards may be subject to such terms and conditions as the Compensation and Human Resources Committee establishes.
Award Limitations
The following limitations on awards are imposed under the Amended 2021 Plan:
ISO Award Limit. The maximum number of shares of our Subordinate Voting Shares that may be issued in connection with awards granted under the Amended 2021 Plan that are intended to qualify as incentive stock options under Section 422 of the Code is same number of shares as the Share Pool.
Non-Employee Director Limits
The Compensation and Human Resources Committee may establish compensation for directors who are not employees of our company or any of our Affiliates, as defined in the Amended 2021 Plan, or the Non-Employee Directors, from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards granted under the Amended 2021 Plan to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $750,000 for an annual grant. The Compensation and Human Resources Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Compensation and Human Resources Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee director.
Effect of Certain Corporate Transactions
The Amended 2021 Plan provides that, upon a Change in Control (as defined in the Amended 2021 Plan), the outstanding awards will vest and be settled (as described below) or as otherwise provided in the award agreement, unless such awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control.
The Amended 2021 Plan provides that all outstanding awards will become vested (with any and all performance conditions deemed satisfied as if target performance was achieved), and will be exercisable or settled, as applicable, generally within 30 days following a Change in Control; provided that the Compensation and Human Resources Committee may elect to cancel any outstanding awards that are stock options or stock appreciation rights in exchange for a cash payment equal to the excess, if any, of (i) the per-share consideration received by shareholders in a Change in Control (or the fair market value of a share as of immediately prior to a Change in Control) over (ii) the exercise price or grant price, as applicable, of such award, multiplied by the number of shares subject to such award.
Any outstanding awards granted under the Amended 2021 Plan that are assumed by the surviving entity in a Change in Control or otherwise equitably converted or substituted in connection with a Change in Control and which satisfy the conditions for a “Replacement Award” (as defined in the Amended 2021 Plan) will not be subject to the provisions described in the immediately preceding paragraph. Instead, any such Replacement Award will not become vested and exercisable (or settled, as applicable) until and unless the holder of such Replacement Award incurs an involuntary termination of service (other than for cause) following the Change in Control.
Adjustments for Stock Splits, Stock Dividends and Similar Events. The Amended 2021 Plan provides that, in the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification 718), such as a stock dividend, stock split, spin-off, rights offering or recapitalization through an extraordinary dividend, the Compensation and Human Resources Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares that may be delivered under the plan, (ii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, (iii) with respect to outstanding awards, to the exercise price or the grant price of shares subject to outstanding awards, and (iv) any other value determinations applicable to any outstanding awards.
In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation and Human Resources Committee may, in its sole discretion, cause an equitable adjustment as described above to be made to prevent dilution or enlargement of rights.
In the event of any changes in corporate structure as described above, the Compensation and Human Resources Committee may also make other adjustments in the terms of any awards as it deems appropriate, including, without limitation, (i) modifications of performance goals and/or performance periods, (ii) substitution of other property of equivalent value for shares available under the Amended 2021 Plan or shares covered by outstanding awards, and (iii) in connection with a sale of our subsidiary, the assumption, or replacement with new awards, of outstanding awards by such subsidiary or an entity that controls such subsidiary following the sale.
In addition, the Compensation and Human Resources Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation and Human Resources Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2021 Plan.
Nontransferability. Unless otherwise determined by the Compensation and Human Resources Committee, awards may not be assigned or transferred by a participant except by will or by the laws of descent and distribution, and any incentive stock option is exercisable during a participant’s lifetime only by the participant.
Amendment and Termination
The Board may terminate the Amended 2021 Plan at any time for any reason. The Amended 2021 Plan is scheduled to terminate ten years after its original effective date (June 10, 2031). The Board may also amend the Amended 2021 Plan. Amendments are to be submitted to shareholders for approval to the extent required by applicable laws, rules or regulations. Generally, no award of options or stock appreciation rights may be repriced, replaced or re-granted through cancellation without the approval of shareholders. In addition, except under limited circumstances (such as to comply with applicable law), without the written consent of the holder, no amendment or termination of the Amended 2021 Plan may materially and adversely modify the holder’s rights under the terms and conditions of an outstanding award.

The Amended 2021 Plan is scheduled to expire on June 10, 2031 which is ten years after the approval of the 2021 Plan by our shareholders.
Compliance with Listing Rules
While shares are listed for trading on any stock exchange or market, our Board agrees that it will not make any amendments, issue any awards or take any action under the Amended 2021 Plan unless such action complies with the relevant listing rules.
Registration with the Securities and Exchange Commission
The Company intends to file a Registration Statement on Form S-8 to register the additional Subordinate Voting Shares reserved for issuance under the Amended 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the Amended 2021 Plan by our shareholders.
Material U.S. Federal Income Tax Consequences of the Amended 2021 Plan
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Amended 2021 Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of shareholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the Amended 2021 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.
Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.
If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.
Full Value Awards. Any cash and the fair market value of any shares of Subordinate Voting Shares received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Subordinate Voting Shares received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.
Deductibility of Compensation. The Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain.
New Plan Benefits
No awards have been previously granted under the Amended 2021 Plan. Awards that may be granted to eligible persons under the Amended 2021 Plan are subject to the discretion of the Compensation and Human Resources Committee, so we

cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group. Consequently, no New Plan Benefits Table is included in this proxy statement.
Awards Granted Under the Amended 2021 Plan
The awards actually granted under the 2021 Plan to our named executive officers in 2023 are described in the executive compensation tables within the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 25. The equity grant program for our non-employee directors is described under the “Director Compensation” section in this proxy statement beginning on page 47.
Vote Required
If a quorum is present, abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FORM, TERMS AND PROVISIONS OF THE AMENDED AND RESTATED TRULIEVE CANNABIS CORP. 2021 OMNIBUS INCENTIVE PLAN.

PROPOSAL 5: APPOINTMENT OF AUDITORS
The members of the audit committee of our Board (the “Audit Committee”) and our Board believe the retention of Withum as our independent registered accounting firm for the ensuing year is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal.
Change in Independent Registered Public Accounting Firm

On March 25, 2024, the Audit Committee of our Board approved the dismissal of Marcum LLP (“Marcum”) as our independent registered public accounting firm and appointed WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. During our 2023 fiscal year, Marcum served as our independent accountant and reported on our consolidated financial statements for that year. Prior to the Audit Committee’s appointment of Withum, Marcum had been our independent auditor at all times since July 5, 2021. On March 29, 2024, the Company filed a Current Report on Form 8-K disclosing the change from Marcum to Withum. Marcum’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Marcum's reports on the effectiveness of internal control over financial reporting as of December 31, 2023 and 2022 expressed an adverse opinion due to the existence of material weaknesses.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this Current Report on Form 8-K: (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal control over financial reporting related to (1) ineffective information technology general controls ("ITGCs") in the areas of user access and change management over certain information technology systems that support the Company’s financial reporting process as of December 31, 2023 and December 31, 2022, and (2) ineffective design, implementation, and documentation of management review controls related to the valuation of inventory as of December 31, 2023 and as of December 31, 2022, and (3) ineffective design of controls to identify and evaluate the existence of, and accounting for, variable interest entities as of December 31, 2022. The foregoing material weaknesses were discussed between the Audit Committee and Marcum, and the Company has authorized Marcum to respond fully to the inquiries of the successor independent registered public accounting firm concerning the foregoing material weaknesses and all other matters. The Company continues to remediate the material weaknesses identified as of December 31, 2023, as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Marcum with a copy of the disclosures it made in the March 29, 2024 Current Report on Form 8-K and in this proxy statement. The Company requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Marcum agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter dated March 29, 2024 is attached as Appendix A hereto.

The Board and the members of the Audit Committee believe that the retention of Withum as the Company’s independent auditor for the fiscal year ending December 31, 2024 is in the best interests of the Company and its stockholders. We expect that representatives of Withum will attend the Meeting and will have the opportunity to make a statement if they so desire.

Although stockholder ratification is not required, the appointment of Withum is being submitted for ratification at the 2024 Meeting with a view towards soliciting shareholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If Withum’s selection is not ratified at the Meeting, the Audit Committee will consider the engagement of other independent accountants. The Audit Committee may terminate Withum’s engagement as our independent accountant without the approval of our shareholders whenever the Audit Committee deems termination appropriate.

During the Company’s fiscal years ended December 31, 2023 and 2022, neither the Company nor anyone acting on its behalf consulted with Marcum regarding any of the matters described in items 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Independent Accountant Fees and Services
Withum has served as our independent registered public accounting firm since March 28, 2024. The engagement of Withum was approved by the Audit Committee.
Marcum served as our independent registered public accounting firm from July 2021 to March 2024. The engagement of Marcum was approved by the Audit Committee. Marcum completed an audit of the Company’s financial statements for the year ended December 31, 2023.
The following table presents fees for professional services and other services rendered by Marcum, our independent registered public accounting firm, for the years ended December 31, 2023 and 2022, respectively.

	Marcum 2023	Marcum 2022
Audit Fees	$4,291,608	$4,444,071
Audit Related Fees	—	$—
Tax Fees	—	—
All Other Fees	—	—
Total Fees Paid	$4,291,608	$4,444,071
Audit fees. Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports. Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.
Audit-related fees. Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant more specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
Tax fees. Tax fees consist of fees for services related to tax compliance and tax due diligence.
All Other Fees. All other fees represent fees for products and services provided by our auditor that are not included in the service categories above.
Pre-approval Policies and Procedures
Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.
Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor's independence in the conduct of their auditing functions.
Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Trulieve Cannabis Corp. under the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management. The Audit Committee has also discussed with Marcum, the Company’s independent registered public accounting firm for the year ended December 31, 2023, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Marcum its independence, and received from Marcum the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed Marcum, with and without management present, the scope and results of Marcum’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Audit Committee of the Board
Thomas Millner (Chair)
Peter Healy
Jane Morreau
Susan Thronson
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF OUR AUDITORS IN PROPOSAL 5.

Other Matters
The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.
Availability of Form 10-K and Annual Report to Shareholders
Copies of our reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports filed with the SEC, and our Code of Conduct, Corporate Governance Guidelines and the charters of the Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee, and any reports of beneficial ownership of our common stock filed by executive officers, directors and beneficial owners of more than 10% of our outstanding common stock are posted on and may be obtained through our website, www.trulieve.com, or may be requested in print, at no cost, by mail at Investor Relations, Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, Florida, 32351.
Where to Find Additional Information
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. Such information may be accessed electronically by means of the SEC’s home page on the Internet at www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at www.sec.gov that contains the reports and other information we file electronically. Our website address is investors.trulieve.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this proxy statement.
Cost of Proxy Solicitation
The Company is paying the expenses of this solicitation. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of stock held as of the Record Date by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such proxy materials. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies in person or by telephone, facsimile, email or other similar means.

APPENDIX A - Predecessor Auditor Letter

March 29, 2024

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Commissioners:
We have read the statements made by Trulieve Cannabis Corp. under Item 4.01 of its Form 8-K dated March 25, 2024. We agree with the statements concerning our Firm in such Form 8-K; we are not in a position to agree or disagree with other statements of Trulieve Cannabis Corp. contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP

A-1

APPENDIX B
Second Amended and Restated Trulieve Cannabis Corp.
2021 Omnibus Incentive Plan
(Amended and Restated April 24, 2024)
Second Amended and Restated Trulieve Cannabis Corp.
2021 Omnibus Incentive Plan
(Amended and Restated April 24, 2024)
Article 1. Establishment, Purpose and Duration
1.1 Establishment. Trulieve Cannabis Corp., a British Columbia corporation, establishes an incentive compensation plan to be known as the Second Amended and Restated Trulieve 2021 Omnibus Incentive Plan, as set forth in this document. The Plan was amended and restated by the Board on April 24, 2024 as a continuation of the Amended and Restated Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan. The Plan permits the grant of various forms of equity- and cash-based awards. The Plan as amended and restated shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.4. The Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until the Plan is approved by the shareholders of the Company.
1.2 Purpose of the Plan. The purpose of the Plan is to foster and promote the long-term financial success of the Company by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Participants, and (c) enabling the Company to attract and retain qualified and competent persons as employees of the Company and to serve as members of the Board whose judgment, interest and performance are required for the successful operations of the Company.

1.3 Prior Plan. As of the date the Plan is approved by the Company’s stockholders, the Schyan Exploration Inc. Stock Option Plan (the “Prior Plan”), will be frozen and no further awards will be issued thereunder. Awards issued pursuant to the Prior Plan that are outstanding as of the date of stockholder approval of the Plan shall remain outstanding and shall be administered in accordance with the terms of the Prior Plan and applicable award agreements thereunder.
1.4 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the original effective date of the Plan (June 10, 2031). After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
Article 2. Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1 “Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.
2.2 “Award” means a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Units, Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of the Plan.
2.3 “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant, or a written or electronic statement issued by the Company to a Participant, which in either case contains (either expressly or by reference to this Plan or any subplan created hereunder) the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
2.4 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act and the terms “Beneficial Ownership” and “Beneficially Own” shall have the corresponding meanings.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 13.
2.7 “Cause” means, except as may otherwise be provided in a then-effective written agreement (including an Award Agreement) between a Participant and the Company, any Subsidiary or any Affiliate or in any Company severance policy to which a Participant is subject, in the judgment of the Committee:
(a)willful and material misconduct of the Participant,
(b)willful and continued failure of the Participant to perform essential job functions,
(c)the conviction of the Participant by a court of competent jurisdiction of a felony or entering the plea of nolo contendere to a felony by the Participant, or
(d)the commission by the Participant of an act of theft, fraud or dishonesty against the Company, any Affiliate or any Subsidiary.
2.8 “Change in Control” means, except as may otherwise be provided in an Award Agreement, the occurrence of any one of the following events:
(a)An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding Shares of the Company (the “Outstanding Company Stock”) or (2) the

combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 2.8; or
(b)A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.8(a), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
(c)Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding Shares, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
(d)A complete liquidation or dissolution of the Company.
Notwithstanding any of the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Code Section 409A if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Code Section 409A.
2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
2.10 “Commission” means the Securities and Exchange Commission.
2.11 “Committee” means the Compensation Committee of the Board or a subcommittee thereof or any other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Each member of the

Committee shall be (i) an independent director within the meaning of the rules and regulations of the securities exchange which is the principal market on which Shares are traded and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.
2.12 “Company” means Trulieve Cannabis Corp, and any successor thereto as provided in Section 22.20.
2.13 “Director” means any individual who is a member of the Board.
2.14 “Disability” means, unless otherwise provided in an Award Agreement, “permanent and total disability” within the meaning of Code Section 22(e)(3).
2.15 “Dividend Equivalent” has the meaning set forth in Section 18.2.
2.16 “Effective Date” has the meaning set forth in Section 1.1.
2.17 “Employee” means any individual performing services for the Company, an Affiliate or a Subsidiary and designated as an employee of the Company, an Affiliate or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company, Affiliate or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company, Affiliate or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or among the Company, or any Affiliate or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
2.18 “Exchange Act” means the Securities Exchange Act of 1934.
2.19 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.20 “Fair Market Value” means, as applied to a specific date and unless otherwise specified in an Award Agreement, the price of a Share that is equal to the closing price of a Share on the securities exchange that is the primary trading market for Shares on the day preceding the date of determination, or if no sales of Shares shall have occurred on such exchange on the day preceding the applicable date of determination, the closing price of Shares on such exchange on the next preceding date on which there were such sales. Notwithstanding the foregoing, if Shares are not traded on any established securities exchange, the Fair Market Value means the price of a Share as established by the Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Code Section 409A and the regulations thereunder.
2.21 “Grant Date” means the date an Award to a Participant pursuant to the Plan is approved by the Committee (or such later date as specified in such approval by the Committee).
2.22 “Grant Price” means the per Share price established at the time of grant of a SAR pursuant to Article 7.
2.23 “Incentive Stock Option” or “ISO” means an Award granted pursuant to Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.
2.24 “Nonemployee Director” means a Director who is not an Employee.
2.25 “Nonqualified Stock Option” means an Award that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
2.26 “Option” means an Award granted pursuant to Article 6, which Award may be an Incentive Stock Option or a Nonqualified Stock Option.

2.27 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan that is granted pursuant to Article 13.
2.28 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
2.29 “Performance Period” means the period of time during which pre-established performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.30 “Performance Shares” means an Award granted pursuant to Article 10.
2.31 “Performance Share Unit” means an Award granted pursuant to Article 11.
2.32 “Performance Unit” means an Award granted pursuant to Article 12.
2.33 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a vesting requirement (based on the continued service, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion) as provided in Articles 8 and 9.
2.34 “Plan” means the Trulieve Cannabis Corp 2021 Omnibus Incentive Plan, as the same may be amended from time to time.
2.35 “Restricted Stock” means an Award granted pursuant to Article 8.
2.36 “Restricted Stock Unit” means an award granted under Article 9.
2.37 “Share” means a Subordinate Voting Share of the Company.
2.38 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7.
2.39 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, ownership of more than 50% of the total combined voting power of all classes of stock.
2.40 “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company, Subsidiary or any Affiliate or with which the Company, Subsidiary or any Affiliate combines.
2.41 “Termination of Service” means the following:
(a)for an Employee, the date on which the Employee is no longer an Employee;
(b)for a Non-Employee Director, the date on which the Non-Employee Director is no longer a member of the Board; and
(c)for a Third-Party Service Provider, the date on which such individual no longer provides substantial services on a regular basis to the Company.
With respect to any payment of an Award subject to Code Section 409A, a Termination of Service shall mean a “separation from service” within the meaning of Code Section 409A.
2.42 “Third-Party Service Provider” means any consultant, agent, advisor or independent contractor who renders bona fide services to the Company or Subsidiary or any Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, (b) do not directly or indirectly promote or maintain a market for the Company’s securities, and (c) are provided by a natural person who has contracted directly with the Company, its Affiliates or its Subsidiaries to render such services.

Article 3. Administration
3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, Subsidiaries, Affiliates, and all other parties. Any action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2.11.
3.2 Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:
(a)To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award or the value of an Award;
(b)To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration;
(c)To correct any defect, omission or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(d)To approve forms of Award Agreements for use under the Plan;
(e)To determine Fair Market Value of a Share;
(f)To amend any Award Agreement as permitted under the Plan;
(g)To adopt sub-plans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States, to Cash-Based Awards, or to awards to Directors (as contemplated by Article 16). Such sub-plans and/or special provisions shall be subject to and consistent with the terms of the Plan, except to the extent the Committee determines that different terms and conditions are necessary or desirable to comply with the laws of a jurisdiction other than and outside of the United States;
(h)To authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award;
(i)To determine whether Awards shall be settled in Shares, cash or in any combination thereof;
(j)To determine whether Awards shall provide for Dividend Equivalents;
(k)To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;
(l)To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards subject to any applicable shareholder approval requirements set forth in Section 20.1 of the Plan;
(m)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares, including, without limitation, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(n)To waive any restrictions, conditions or limitations imposed on an Award at the time the Award is granted or at any time thereafter;

(o)To permit Participants to elect to defer the settlement or payment of Awards (to the extent permitted under applicable law); provided that any such deferrals shall comply with applicable requirements of the Code, including Code Section 409A; and
(p)To extend the timing of the settlement or payment of an Award to the extent permitted under Code Section 409A and other applicable law and rules of the exchange that is the primary trading market of Shares.
3.3 Delegation. To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the Plan. To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company the authority, subject to the terms and conditions as the Committee shall determine, to (a) designate employees to be recipients of Awards under the Plan and (b) determine the size of any Awards; provided that (x) the Committee shall not delegate such responsibilities for Awards granted to an employee who is an officer, Director, or 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (y) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant; and (z) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
Article 4. Shares Subject to The Plan
4.1 Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under Section 4.3, the total number of Shares that may be the subject of Awards and issued under the Plan shall be equal to (i) 4,000,000 Shares as of the original effective date of the Plan in 2021 plus (ii) 10,000,000 additional Shares as of the first amendment date (as amended on June 14, 2023) plus (ii) 5,500,000 additional shares as of the Effective Date. Such Shares may be authorized and unissued Shares or, to the extent permitted by applicable law, issued Shares that have been reacquired by the Company. Any of the authorized Shares may be used for any type of Award under the Plan, and any or all of Shares may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of Shares available for Awards under this Section 4.1, the number of Shares available for issuance under the Plan shall be reduced by one (1.00) Share for every one (1.00) Share granted in respect of an Award, provided however that in the case of an Award that provides for a range of potential Share payouts the number of Shares available for issuance under the Plan shall be reduced by the maximum number of Shares that may be paid under such an Award.
4.2 Share Usage. In determining the number of Shares available for grant under the Plan at any time, the following rules shall apply:
(a)Any Shares subject to an Award granted under the Plan or Prior Plan that on or after the Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Shares (or with the forfeiture of Shares in connection with a Restricted Stock or Performance Share Awards), is settled in cash in lieu of Shares, or is exchanged with the Committee’s permission, prior to the issuance of Shares, for an Award not involving Shares shall become available again for grant under the Plan.
(b)Any Shares that are withheld by the Company or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date (i) to pay the Exercise Price of an Option granted under the Plan or Prior Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the Plan, shall become available again for grant under the Plan.
(c)Any Shares that were subject to a stock-settled SAR granted under the Plan or Prior Plan that were not issued upon the exercise of such SAR on or after the Effective Date shall become available again for grant under the Plan.
(d)Any Shares that were purchased, on or after the Effective Date, by the Company on the open market with the proceeds from the exercise of a Stock Option granted under the Plan or Prior Plan shall become available for grant under the Plan.
(e)Shares subject to Substitute Awards shall not be counted against the share reserve specified in Section 4.1.

4.3 Adjustments. All Awards shall be subject to the following provisions:
(a)In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, reverse stock split, split up, spin-off, rights offering or recapitalization through an extraordinary dividend, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, (i) the number and kind of Shares or other securities that may be issued under the Plan or under particular forms of Award Agreements, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the Exercise Price or Grant Price applicable to outstanding Awards, and (iv) other value determinations applicable to outstanding Awards. In the event of any other change in corporate capitalization (including, but not limited to, a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.
(b)In addition to the adjustments permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 4.3(a), including, but not limited to, (i) modifications of performance goals and changes in the length of Performance Periods, or (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Company that agree to such substitution) for Shares available under the Plan or Shares covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants and (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.
(c)The determination of the Committee as to the foregoing adjustments set forth in this Section 4.3, if any, shall be made in accordance with Code Sections 409A or 424, to the extent applicable, and shall conclusive and binding on Participants under the Plan.
4.4 Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or any Affiliate or with which the Company or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.
Article 5. Eligibility and Participation
5.1 Eligibility to Receive Awards. Individuals eligible to participate in the Plan shall be limited to Employees, Nonemployee Directors and Third-Party Service Providers of the Company and its Subsidiaries.
5.2 Participation in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all individuals eligible to participate in the Plan, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.
5.3 Award Agreements. The Committee shall have the exclusive authority to determine the terms of an Award Agreement evidencing an Award granted under the Plan, subject to the provisions herein. The terms of an Award Agreement need not be uniform among all Participants or among similar types of Awards.

Article 6. Stock Options
6.1 Grant of Options. Options may be granted to Participants covering such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of an Option shall be evidenced by an Award Agreement, which shall specify whether the Option is in the form of a Nonqualified Stock Option or an Incentive Stock Option.
6.2 Exercise Price. The Exercise Price for each Option shall be determined by the Committee and shall be specified in the Award Agreement evidencing such Option; provided, however, the Exercise Price must be at least equal to 100% of the Fair Market Value of a Share as of the Option’s Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424), and subject to adjustment as provided for under Section 4.3.
6.3 Term of Option. The term of an Option granted to a Participant shall be determined by the Committee; provided, however, no Option shall be exercisable later than the tenth anniversary of its Grant Date.
6.4 Exercise of Option. An Option shall be exercisable at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.5 Payment of Exercise Price. An Option shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Any Shares issued upon exercise of an Option are subject to Section 15.3. A condition of the issuance of Shares as to which an Option shall be exercised shall be the payment of the Exercise Price and the payment of applicable withholding taxes. The Exercise Price of any exercised Option shall be payable to the Company in accordance with one of the following methods to the extent permitted under a Participant’s applicable Award Agreement as determined by the Committee in its discretion on the date of grant:
(a)In cash or its equivalent;
(b)By tendering (either by actual delivery or by attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;
(c)By a cashless (broker-assisted) exercise;
(d)By authorizing the Company to withhold Shares otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;
(e)By any combination of (a), (b), (c) or (d); or
(f)By any other method approved or accepted by the Committee.
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.
6.6 Nontransferability. Options may not be transferred in any fashion, subject to Section 15.1.
6.7 Voting Rights. A Participant shall have no voting rights with respect to any Options granted hereunder or Shares subject to any Options granted hereunder prior to the issuance of Shares upon the exercise of an Option.
6.8 Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an Option granted in the form of an ISO to a Participant shall be subject to the following rules:
(a)An Option shall constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee and only if the Employee is employed by the Company, or a parent corporation or Subsidiary corporation within the meaning of Code Section 424, and only to the extent that (i) it is so designated in the applicable Award Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of Shares with respect to which

Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option.
(b)No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option shall expire no later than five years after its Grant Date.
(c)For purposes of continued service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.
(d)If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Statutory Stock Option.
(e)Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Shares before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.
Article 7. Stock Appreciation Rights
7.1 Grant of SARs. SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of SARs shall be evidenced by an Award Agreement.
7.2 Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement evidencing the SAR; provided, however, the Grant Price must be at least equal to 100% of the Fair Market Value of a Share as of the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A), and subject to adjustment as provided for under Section 4.3.
7.3 Term of SAR. The term of an SAR granted to a Participant shall be determined by the Committee; provided, however, no SAR shall be exercisable later than the tenth anniversary of its Grant Date.
7.4 Exercise of SAR. An SAR shall be exercisable at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
7.5 Notice of Exercise. An SAR shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.
7.6 Settlement of SARs. Upon the exercise of an SAR, pursuant to a notice of exercise properly completed and submitted to the Company in accordance with Section 7.5, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of (a) and (b) below:
(a)The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price.
(b)The number of Shares with respect to which the SAR is exercised.
Payment shall be made in cash, Shares or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in payment of an SAR shall be subject to Section 15.3.

7.7 Voting Rights. A Participant shall have no voting rights with respect to any SARs granted hereunder or Shares subject to any SARs granted hereunder prior to the issuance of Shares upon the exercise of an SAR.
7.8 Nontransferability. SARs may not be transferred in any fashion, subject to Section 15.1.
Article 8. Restricted Stock
8.1 Grant of Restricted Stock. Restricted Stock Awards may be granted to Participants in such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of Restricted Stock shall be evidenced by an Award Agreement.
8.2 Nature of Restrictions. Each grant of Restricted Stock may be subject to a requirement that a Participant pay a stipulated purchase price for each Share of Restricted Stock, and shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:
(a)that Shares of Restricted Stock may not be transferred in any fashion prior to their applicable vesting date; or
(b)that Shares of Restricted Stock may vest only upon completion of a specified period of continuous employment or other service and/or to the degree that specific performance goals have been achieved.
8.3 Delivery of Shares. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Shares shall be subject to Section 15.3.
8.4 Voting Rights. As set forth in a Participant’s applicable Award Agreement, the Committee shall determine the extent to which a Participant holding Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares.
8.5 Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.
Article 9. Restricted Stock Units
9.1 Grant of Restricted Stock Units. Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. A grant of Restricted Stock Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of such number of Shares based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable Award Agreement over the Period of Restriction. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.
9.2 Nature of Restrictions. Each grant of Restricted Stock Units shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, that the Restricted Stock Units may vest only upon completion of a specified period of continuous employment or other service and/or to the degree that specific performance goals have been achieved.
9.3 Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder or Shares subject to any Restricted Stock Units granted hereunder prior to the issuance of Shares in settlement of Restricted Stock Units.
9.4 Settlement and Payment of Restricted Stock Units. Unless otherwise elected by the Participant as permitted under the Award Agreement, or otherwise provided for in the Award Agreement, Restricted Stock Units shall be settled upon the date such Restricted Stock Units vest. Such settlement shall be made in Shares, cash or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in settlement of Restricted Stock Units shall be subject to Section 15.3.
9.5 Nontransferability. Restricted Stock Units may not be transferred in any fashion, subject to Section 15.1.
Article 10. Performance Shares
10.1 Grant of Performance Shares. Performance Share Awards may be granted to Participants in such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Shares shall be evidenced by an Award Agreement. Each grant of Performance Shares may be subject to a requirement that a Participant pay a stipulated purchase price for each Performance Share.
10.2 Vesting of Performance Shares. The Committee shall set performance goals that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Shares that shall vest, which may be greater than the target number of Performance Shares granted, and be paid to a Participant.
10.3 Delivery of Shares. Unvested Performance Shares shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Performance Shares evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Performance Shares, and the Company’s determination that any necessary conditions precedent to the release of vested Performance Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Performances Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Performance Shares shall be subject to Section 15.3.
10.4 Voting Rights. As set forth in a Participant’s applicable Award Agreement, the Committee shall determine the extent to which a Participant holding Performance Shares shall be granted the right to exercise full voting rights with respect to such Performance Shares.
10.5 Nontransferability. Nonvested Performance Shares may not be transferred in any fashion, subject to Section 15.1.
Article 11. Performance Share Units
11.1 Grant of Performance Share Units. Performance Share Units may be granted to Participants in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. A grant of Performance Share Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of such number of Shares based upon the completion of service and performance conditions over the applicable Performance Period, as specified in the applicable Award Agreement. Each grant of Performance Share Units shall be evidenced by an Award Agreement.
11.2 Vesting of Performance Share Units. The Committee shall set performance goals that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Share Units that shall vest, which may be greater than the target number of Performance Share Units granted, and be paid to a Participant.
11.3 Form and Timing of Payment of Performance Share Units. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Share Units in the form of Shares, cash or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in settlement of Performance Share Units are subject to Section 15.3.
11.4 Voting Rights. A Participant shall have no voting rights with respect to any Performance Share Units granted hereunder or Shares subject to any Performance Share Units granted hereunder prior to the issuance of Shares upon the settlement of Performance Share Units.
11.5 Nontransferability. Performance Stock Units may not be transferred in any fashion, subject to Section 15.1.
Article 12. Performance Units
12.1 Grant of Performance Units. Subject to the terms and provisions of the Plan, Performance Units may be granted to a Participant in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Units shall be evidenced by an Award Agreement. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee.
12.2 Vesting of Performance Units. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Units that shall vest, the settlement value of each Performance Unit (if variable), and the settlement amount to be paid to the Participant.
12.3 Form and Timing of Payment of Performance Units. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash, Shares or a combination thereof, as provided for under the applicable Award Agreement. Any Shares issued in settlement of Performance Units are subject to Section 15.3.
Article 13. Other Stock-Based Awards and Cash-Based Awards
13.1 Grant of Other Stock-Based Awards and Cash-Based Awards. The Committee may grant Other Stock-Based Awards not otherwise described by the terms of the Plan in Shares or units based on Shares and in in such amounts and subject to such terms and conditions, as the Committee shall determine. Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The Committee may grant Cash-Based Awards not otherwise described by the terms of the Plan to a Participant in such amounts and upon such terms as the Committee shall determine. Each grant of Other Stock-Based Awards and Cash-Based Awards shall be evidenced by an Award Agreement and/or subject to a subplan or special provisions approved by the Committee.
13.2 Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards and Other Stock-Based Awards shall be made in accordance with the terms of the applicable Award Agreement in the form of cash, Shares or other forms of Awards under the Plan or a combination of cash, Shares and other forms of Awards. The Committee shall determine the form in which Awards subject to this Article 13 shall be paid to a Participant.
Article 14. Effect of Termination of Service
Each Award Agreement evidencing the grant of an Award shall provide for the following:
(a)The extent to which a Participant shall vest in or forfeit such Award as a result of or following the Participant’s Termination of Service.

(b)With respect to an Award in the form of an Option or SAR, the extent to which a Participant shall have the right to exercise the Option or SAR following the Participant’s Termination of Service.
The foregoing provisions shall be determined by the Committee, shall be included in each Award Agreement entered into with each Participant, need not be uniform among all Award Agreements and may reflect distinctions based on the reasons for termination.
Article 15. Transferability of Awards and Shares
15.1 Transferability of Awards. Except as provided in Section 15.2, Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction. Notwithstanding the foregoing, ISOs may only be transferred by will or the laws of descent and during the lifetime of the Participant may only be exercised by the Participant in accordance with Code Section 422 and the applicable regulations thereunder. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation of this Section 15.1 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.
15.2 Committee Action. The Committee may, in its discretion, approve a Participant’s transfer, by gift, of an Award (except in the case of an ISO which can only be transferred as provided above), on such terms and conditions as the Committee deems appropriate and to the extent permissible and in compliance with Code Sections 409A and 83 and applicable securities laws and exchange rules, (i) to an “Immediate Family Member” (as defined below) of the Participant, (ii) to an inter vivos or testamentary trust in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) to a charitable institution. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have more than fifty (50%) percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50%) percent of the voting interests.
15.3 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded or under any blue sky or state securities laws applicable to such Shares, provided no such restriction shall cause Shares not to be “service recipient stock” within the meaning of Code Section 409A to the extent applicable for Options and SARs.
Article 16. Nonemployee Director Awards
16.1 Awards to Nonemployee Directors. The Committee shall approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.
16.2 Annual Award Limit. The maximum aggregate value of equity and cash based Awards granted to any Nonemployee Director during any calendar year shall not exceed $750,000. The value of an equity-based Award shall be based on the Award’s grant date fair value as determined under applicable accounting standards.
Article 17. Effect of a Change in Control
Subject to Section 4.3, upon a Change in Control all then-outstanding Awards shall immediately vest and be settled in accordance with Section 17.1 and 17.2 below, except as may otherwise be provided in a then-effective written agreement (including an Award Agreement) between a Participant and the Company. The immediately preceding sentence shall not apply the extent that another award meeting the requirements of Section 17.3 (“Replacement Award”) is provided to the Participant pursuant to Section 4.4 to replace an Award (“Replaced Award”).

17.1 Outstanding Awards Subject Solely to a Service Condition.
(a)Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall become fully vested and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A).
(b)Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall immediately become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to cancel such outstanding Options or Stock Appreciation Rights and pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.
17.2 Outstanding Awards Subject to a Performance Condition.
(a)Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved, and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.
(b)Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved. Such vested Options and/or Stock Appreciation Rights shall be deemed exercised as of the date of the Change in Control and shall be settled cash within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A) in an amount equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.
17.3 Definition of Replacement Award.
(a)An Award shall meet the conditions of this Section 17.3(a) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Committee, as constituted immediately prior to the Change in Control, finds such type acceptable); (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities listed on a securities exchange of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; (iv) its terms and conditions comply with

Section 17.3(b); and (v) its other terms and conditions are not less favorable to the Grantee than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 17.3(a) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value.
(b)Upon an involuntary Termination of Service of a Participant occurring at any time following the Change in Control, other than for Cause, all Replacement Awards held by the Participant shall become fully vested and free of restrictions and, in the case of Replacement Awards in the form of (i) stock options or stock appreciation rights shall be fully exercisable, (ii) performance-based Awards shall be deemed to be satisfied at target performance and paid upon or within 30 days of such Termination of Service, (iii) service-based Awards (other than stock options or stock appreciation rights) shall be paid upon or within 30 days of such Termination of Service. Notwithstanding the foregoing, with respect to any Award that is considered deferred compensation subject to Code Section 409A, settlement of such Award shall be made pursuant to its original schedule if necessary to comply with Code Section 409A.
Article 18. Dividends and Dividend Equivalents
18.1 Payment of Dividends on Restricted Stock. With respect to an Award of Restricted Stock, the Committee may grant or limit the right of a Participant to receive dividends declared on Shares that are subject to such Award to the extent the Award is not yet vested. The terms of any right to dividends shall be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividends shall be credited with interest or deemed to be reinvested in additional Shares of Restricted Stock. If the Committee grants the right of a Participant to receive dividends declared on Shares subject to an unvested Award of Restricted Stock, then such dividends shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.
18.2 Payment of Dividend Equivalents on Awards Other than Options, SARs and Restricted Stock. Except for Options, SARs and Restricted Stock, the Committee may grant Dividend Equivalents on the units or other Share equivalents subject to an Award based on the dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents shall be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents shall be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend Equivalents shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.
Article 19. Beneficiary Designation
Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.
Article 20. Rights of Participants
20.1 Employment. Nothing in the Plan or an Award Agreement shall (a) interfere with or limit in any way the right of the Company or any Subsidiary or any Affiliate to terminate any Participant’s employment with the Company or any Subsidiary or any Affiliate at any time or for any reason not prohibited by law or (b) confer upon any Participant any right to continue his employment or service as a Director for any specified period of time. Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company or any Subsidiary or any Affiliate.

20.2 Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.
20.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 21. Amendment and Termination
21.1 Amendment and Termination of the Plan and Awards.
(a)Subject to subparagraphs (b) and (c) of this Section 21.1 and Section 21.4 of the Plan, the Board may at any time amend, suspend or terminate the Plan, and the Board or Committee may at any time amend, suspend or terminate any outstanding Award Agreement.
(b)Without the prior approval of the Company’s shareholders and except as provided for in Section 4.3, no Option or SAR Award may be (i) amended to reduce the Exercise Price or the Grant Price thereof, as applicable; (ii) cancelled in exchange for the grant of any new Option or SAR with a lower Exercise Price or Grant Price, as applicable; or (iii) cancelled in exchange for cash, other property or the grant of any new Award at a time when the Exercise Price of the Option or the Grant Price of the SAR is greater than the current Fair Market Value of a Share.
(c)Notwithstanding the foregoing, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, or U.S. federal laws or regulations.
21.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.
(a)The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(b)The Committee shall retain the discretion to decrease the amount payable pursuant to a Cash-Based Award below the amount that would otherwise be payable upon attainment of the applicable performance goal(s), either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.
(c)Any subplan may provide that the Committee shall retain the discretion to decrease the amount payable pursuant to a Cash-Based Award granted under such subplan below the amount that would otherwise be payable upon attainment of the applicable performance goal(s) either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.
(d)The determination of the Committee as to any adjustments made pursuant to subparagraphs (a), (b) and (c) above shall be conclusive and binding on Participants under the Plan. By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 21.2 without further consideration or action.
21.3 Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, (ii) any applicable exchange requirements and (iii) any compensation recoupment policy adopted by the Company. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this Section 21.3 without further consideration or action.
21.4 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, other than Sections 4.3, 21.2 and 21.3, no termination or amendment of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

21.5 Deferred Compensation. Unless otherwise indicated in the applicable Award Agreement, it is not intended that any Award under the Plan, in form and/or operation, shall constitute “deferred compensation” within the meaning of Code Section 409A and therefore, it is intended that each Award shall not be subject to the requirements applicable to deferred compensation under section 409A of the Code and the regulations thereunder. If a Participant is a “specified employee” as defined under Code Section 409A and the Participant’s Award is to be settled on account of the Participant’s separation from service (for reasons other than death) and such Award constitutes “deferred compensation” as defined under Code Section 409A, then any portion of the Participant’s Award that would otherwise be settled during the six-month period commencing on the Participant’s separation from service shall be settled as soon as practicable following the conclusion of the six-month period (or following the Participant’s death if it occurs during such six-month period). To the extent that any Award constitutes deferred compensation subject to Code Section 409A, such Award shall be interpreted and construed to comply with Code Section 409A including, without limitation, a Termination of Service shall mean a “separation of service” within the meaning of Code Section 409A.
Article 22. General Provisions
22.1 Forfeiture and Recoupment Events.
(a)In addition to the forfeiture events specified in paragraph (c) below, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.
(b)Awards and any compensation directly attributable to Awards may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law and any Award Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.
(c)If an Employee incurs an involuntary Termination of Service on account of Cause, then such Employee shall forfeit, as of the date immediately preceding such Termination of Service, the Employee’s (i) outstanding and unexercised Options and SARs, (ii) outstanding and not yet vested Restricted Stock and Performance Shares and (iii) outstanding and not yet settled RSUs, Performance Share Units, Performance Units, Cash-Based Awards and Other Stock-Based Awards granted to the Employee.
22.2 Tax Withholding.
(a)Tax Withholding Generally. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of the grant, vesting, exercise or settlement of an Award to the Participant under the Plan.
(b)Share Withholding. Unless otherwise required by the Committee, the Company may withhold, or permit a Participant to elect to have withheld from a “Share Payment” the number of Shares having a Fair Market Value equal to the minimum statutory withholding requirements. Notwithstanding the immediately preceding sentence, the Company, in its discretion, may withhold Shares having a Fair Market Value up to, but not in excess of, the maximum statutory withholding requirements. The term Share Payment shall mean the issuance or delivery of Shares upon the grant, vesting, exercise or settlement of an Award, as the case may be.
22.3 Right of Setoff. The Company or any Subsidiary or Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a Subsidiary or Affiliate may owe to the Participant from time to time (including amounts payable in connection with any Award), such amounts owed by the Participant to the Company, including amounts owed under Section 22.2; provided, however, that no such setoff shall be permitted if it would constitute a prohibited “acceleration” or “deferral” of a payment hereunder within the meaning of Code Section 409A. Participant shall remain liable for any part of Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, Participant agrees to any deduction or setoff under this Section 22.3.

22.4 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
22.5 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
22.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
22.7 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.
22.8 Delivery of Shares. The Company shall have no obligation to issue or deliver Shares under the Plan prior to:
(a)Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)Completion of any registration or other qualification of Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
22.9 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or deliver such Shares as to which such requisite authority shall not have been obtained.
22.10 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring Shares for investment and without any present intention to sell or distribute such Shares.
22.11 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)determine which Subsidiaries shall be covered by the Plan;
(b)determine which Employees or Directors outside the United States are eligible to participate in the Plan;
(c)modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;
(d)establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 21.10 by the Committee shall be attached to the Plan document as appendices; and
(e)take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
22.12 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
22.13 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary or any Affiliate under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or the Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or the Affiliate, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.
22.14 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
22.15 Non-Exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
22.16 No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or a Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action that such entity deems to be necessary or appropriate.
22.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or Award Agreement to the substantive law of another jurisdiction and any litigation arising out of this Plan shall be brought in Delaware.
22.18 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.
22.19 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, neither the Company, any Subsidiary, any Affiliate nor any of their employees, the Board, the Committee, any shareholder or any of their agents represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.
22.20 Indemnification. Subject to requirements of the laws of British Columbia, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company or other person to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
22.21 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**TRULIEVE CANNABIS CORP.**

**The Board of Directors recommends you vote FOR the following proposals:**

| | For | Against | Abstain |
|---|---|---|---|
| 1. Number of Directors: To set the number of directors of the Company at seven (7). | ☐ | ☐ | ☐ |

2. Election of Directors

| **Nominees:** | **For** | **Withhold** |
|---|---|---|
| 2a. Thad Beshears | ☐ | ☐ |
| 2b. Peter Healy | ☐ | ☐ |
| 2c. Richard May | ☐ | ☐ |
| 2d. Thomas Millner | ☐ | ☐ |
| 2e. Jane Morreau | ☐ | ☐ |
| 2f. Kim Rivers | ☐ | ☐ |
| 2g. Susan Thronson | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposals 3, 4 and 5:**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:**
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V49631-P12050

TRULIEVE CANNABIS CORP.
**Form of Proxy – Annual and Special Meeting to be held on June 12, 2024**

**Appointment of Proxyholder**
I/We being the undersigned holder(s) of **Trulieve Cannabis Corp.** hereby appoint **Kim Rivers** or, failing her, **Eric Powers**

OR

**Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:**

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Trulieve Cannabis Corp. to be held via live webcast at www.virtualshareholdermeeting.com/TCNNF2024 at 10:00 A.M. EDT on June 12, 2024 or at any adjournment or postponement thereof.

**This form of proxy is solicited by and on behalf of the board of directors.**

**Proxies must be received by 11:59 P.M., ET, on June 11, 2024.**

**Notes to Proxy**

1. **Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.
6. **The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.**

Continued and to be signed on reverse side